UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DOLBY LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Dolby Laboratories, Inc.

100 Potrero Avenue

San Francisco, CA 94103-4813

(415) 558-0200

December 21, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Dolby Laboratories, Inc. that will be held on February 5, 2008 at 10:30 a.m. Pacific Standard Time at the executive offices of Dolby Laboratories, Inc. located at 100 Potrero Avenue, San Francisco, CA 94103-4813. The accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card are being distributed to you on or about December 21, 2007.

Details regarding admission to the Annual Meeting of Stockholders and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of our 2007 Annual Report to Stockholders.

Your vote is important. Whether or not you plan to attend the Annual Meeting of Stockholders, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone or by mailing a proxy or voting instruction form. Voting over the internet, by telephone, by written proxy or by written voting instruction form will ensure your representation at the Annual Meeting of Stockholders regardless of whether or not you attend in person. Please review the instructions on the proxy or voting instruction form regarding each of these voting options.

Thank you for your ongoing support of Dolby Laboratories, Inc.

Sincerely yours,

Bill Jasper
President and Chief Executive Officer

DOLBY LABORATORIES, INC.

Notice of Annual Meeting of Stockholders

to be held on February 5, 2008

To the Stockholders of Dolby Laboratories, Inc.:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Dolby Laboratories, Inc., a Delaware corporation (the “Company”), will be held at the Company’s executive offices located at 100 Potrero Avenue, San Francisco, CA 94103-4813 on Tuesday, February 5, 2008 at 10:30 a.m. Pacific Standard Time for the following purposes:

1.	To elect six directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To consider and vote upon a proposal to amend and restate the Company’s 2005 Stock Plan to increase the number of authorized shares of Class A Common Stock issuable thereunder by 6,000,000 shares;

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 26, 2008; and

4.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

Only stockholders of record as of the close of business on December 12, 2007 and their proxies are entitled to notice of and to vote at the Annual Meeting and any postponements, adjournments or continuations thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder giving you the right to vote the shares. You will need to bring proof of ownership of Company stock to enter the Annual Meeting.

By Order of the Board of Directors

Mark Anderson

Secretary

December 21, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION FORM IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR, IN MOST CASES, BY USING THE TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING” IN THIS PROXY STATEMENT AND THE INSTRUCTIONS ON THE PROXY OR VOTING INSTRUCTION FORM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

Dolby Laboratories, Inc.

100 Potrero Avenue

San Francisco, CA 94103-4813

(415) 558-0200

PROXY STATEMENT

The Board of Directors of Dolby Laboratories, Inc., a Delaware corporation (“we,” “us,” “Dolby” or the “Company”), is soliciting proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s executive offices located at 100 Potrero Avenue, San Francisco, CA 94103-4813 on Tuesday, February 5, 2008 at 10:30 a.m. Pacific Standard Time and any postponement, adjournment or continuation thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying notice and form of proxy are first being mailed to stockholders on or about December 21, 2007.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

What proposals will be voted on at the Annual Meeting?

Three proposals will be voted on at the Annual Meeting:

•	The election of directors;

•	The amendment and restatement of the Company’s 2005 Stock Plan; and

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 26, 2008.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

•	“FOR” election of each of the nominated directors;

•	“FOR” amendment and restatement of the Company’s 2005 Stock Plan; and

•	“FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 26, 2008.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

What constitutes a quorum?

As of the close of business on December 12, 2007 (the “Record Date”), there were 50,087,150 shares of our Class A Common Stock outstanding and 60,830,044 shares of our Class B Common Stock outstanding. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, on all matters being considered at the Annual Meeting. We refer to our Class A Common Stock and Class B Common Stock collectively as our “Common Stock”. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock outstanding on the Record Date will constitute a quorum. Both abstentions and broker non-votes (as discussed under “How are votes counted?” below) are counted for the purpose of determining the presence of a quorum.

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. Each holder of our Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date, and each holder of our Class B Common Stock is entitled to ten votes for each share of Class B Common Stock held as of the Record Date. The Class A Common Stock and Class B Common Stock vote as a single class on all matters described in these proxy materials for which your vote is being solicited.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with Dolby’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the “stockholder of record”. Dolby sent directly to stockholders of record the Proxy Statement, Annual Report and proxy card.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or nominee, who is considered with respect to those shares the stockholder of record, forwarded the Proxy Statement and Annual Report, together with a voting instruction form, to you. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by completing the voting instruction form. Under the rules of the New York Stock Exchange (“NYSE”), brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on that matter.

How do I vote?

You may vote using any of the following methods:

•

By Mail—Stockholders of record of Dolby Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the director nominees, “FOR” the amendment and restatement of the Company’s 2005 Stock Plan and “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2008. Dolby stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

•

By Internet—Stockholders of record of Dolby Common Stock with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most Dolby stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you submit voting instructions over the internet, you may incur costs such as telephone and internet access charges for which you will be responsible.

•

By Telephone—Stockholders of record of Dolby Common Stock who live in the United States or Canada may submit proxies by following the telephone voting instructions on their proxy cards. Most Dolby stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability.

•

In person at the Annual Meeting—Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone, or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN”. If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST”. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees to the Board, “FOR” the amendment and restatement of the Company’s 2005 Stock Plan, “FOR” ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2008, and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting).

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes”. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, other than being counted for the purpose of determining a quorum, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on that matter.

What vote is required to approve each item?

In the election of directors, the six persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Therefore, abstentions or broker non-votes will not affect the outcome of the election. All other proposals require the affirmative “FOR” vote of a majority of the voting power of the shares present and voting at the Annual Meeting in person or by proxy. Abstentions have the same effect as a vote against these proposals. However, broker non-votes are not included in the tabulation of the voting results on these proposals.

Is cumulative voting permitted for the election of directors?

No; the Company’s Bylaws do not permit cumulative voting at any election of directors.

How are proxies solicited?

The costs and expenses of soliciting proxies from stockholders will be paid by the Company. Employees, officers and directors of the Company may solicit proxies. In addition, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

What is the deadline for stockholder proposals for the 2009 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), is August 23, 2008.

In addition, our Bylaws contain additional advance notice requirements for stockholders who wish to present certain matters before an annual meeting of stockholders.

Advance Notice of Director Nominations—In general, nominations for the election of directors may be made by (1) the Board of Directors, (2) the Nominating and Governance Committee or (3) any stockholder entitled to vote who has delivered written notice in proper form to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. However, if a stockholder wishes only to recommend a candidate for consideration by the Nominating and Governance Committee as a potential nominee for the Company’s Board of Directors, see the procedures discussed in “Corporate Governance Matters—Policy for Director Recommendations and Nominations” below.

Advance Notice of Other Business—The Company’s Bylaws also generally provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or (3) a proper matter for stockholder action under Delaware law properly brought before the meeting by any stockholder entitled to vote who has delivered written notice in proper form to the Secretary of the Company within the Notice Period, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

The “Notice Period” is defined as that period not less than 90 days or more than 120 days prior to the anniversary of the previous year’s annual meeting of stockholders. If (a) no annual meeting was held in the previous year or the annual meeting is called for a date that it not within 30 days of such anniversary or (b) a special meeting of stockholders is called for the purpose of electing directors, the stockholder’s notice must be received within 10 days following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The Notice Period for the 2009 annual stockholder meeting will start on October 8, 2008 and end on November 7, 2008.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at the meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attention: Corporate Secretary.

Date of Our Fiscal Year End.

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and additional information about Dolby and its executive officers and directors. Some of the information is provided as of the end of our 2007 fiscal year and some information is provided as of a more current date. Each of our fiscal years ends on the last Friday of September. Our 2007 fiscal year ended on September 28, 2007 and our 2008 fiscal year ends on September 26, 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors proposes the election of six directors of the Company, each to serve until the next annual meeting of stockholders or until his successor is duly elected and qualified. All of the nominees have been recommended for nomination by the Nominating and Governance Committee and all of them are currently serving as directors of the Company. All nominees were elected by the stockholders at last year’s annual meeting, except for Ted Hall. Our Chief Executive Officer recommended to the Nominating and Governance Committee that Mr. Hall be nominated to the Board. The Nominating and Governance Committee, in turn, recommended Mr. Hall’s nomination to the Board and the Board appointed Mr. Hall to the Board on February 6, 2007.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below.

Information Regarding the Nominees

Names of the nominees and certain biographical information about them as of the Record Date are set forth below:

Name	Age	Position with the Company	Director Since
Ray Dolby (1)	74	Founder and Chairman of the Board	1967

Bill Jasper (1)(2)	60	President, Chief Executive Officer and Director	2003

Peter Gotcher (2)(3)(4)(5)	48	Director	2003

Ted Hall (4)(5)	59	Director	2007

Sanford Robertson (3)(5)	76	Director	2003

Roger Siboni (3)(4)	53	Director	2004

(1)	Member of the Outside Director Compensation Committee
(2)	Member of the Stock Plan Committee
(3)	Member of the Audit Committee
(4)	Member of the Compensation Committee
(5)	Member of the Nominating and Governance Committee

Ray Dolby, founder and chairman of Dolby Laboratories, was born in Portland, Oregon and grew up on the San Francisco peninsula and has served as a director since 1967. From 1949 through 1952 he worked on audio and instrumentation projects at Ampex Corporation, where from 1952 through 1957, as a student, he was mainly responsible for the development of the electronic aspects of the Ampex video tape recording system. He received his B.S. in electrical engineering from Stanford University in 1957 and, as a Marshall Scholar, left Ampex to pursue further studies at Cambridge University in England. He received a Ph.D. degree in physics from Cambridge in 1961.

In 1963, Dolby took up a two-year appointment as a United Nations technical advisor in India, then returned to England in 1965 to found Dolby Laboratories in London. In 1976 he established further offices, laboratories and manufacturing facilities in California. He holds more than 50 United States patents and has written papers on video tape recording, long wavelength X-ray analysis and noise reduction.

Honors and Awards—Audio Engineering Society: Fellow and Past President; Silver Medal; Gold Medal. British Kinematograph Sound and Television Society: Fellow; Science and Technology Award. Society of Motion Picture and Television Engineers: Fellow; Samuel L. Warner Memorial Award; Alexander M. Poniatoff Gold Medal; Progress Medal; Honorary Member. Academy of Motion Picture Arts and Sciences: Science and Engineering Award; “Oscar” Award. National Academy of Television Arts and Sciences: “Emmy” Award. National Academy of Recording Arts and Sciences: “Grammy” Award. United States: National Medal of Technology. United Kingdom: Honorary O.B.E.

Bill Jasper, our President and Chief Executive Officer, joined Dolby Laboratories in February 1979 and has also served as a director since June 2003. Mr. Jasper served in a variety of positions prior to becoming President in May 1983, including as our Vice President, Finance and Administration and Executive Vice President. Mr. Jasper is a member of the Audio Engineering Society and the Society of Motion Picture and Television Engineers and an at-large member of the Academy of Motion Picture Arts and Sciences. He serves as chairman of the board of directors of FOCUS Enhancements. Mr. Jasper holds a B.S. degree in industrial engineering from Stanford University and a M.B.A. from the University of California at Berkeley.

Peter Gotcher has served as a director since June 2003. Mr. Gotcher is an independent investor. Mr. Gotcher was a venture partner with Redpoint Ventures, a private investment firm, from September 1999 to January 2003. Prior to joining Redpoint Ventures, Mr. Gotcher was a venture partner with Institutional Venture Partners, a private investment firm, from 1997 to September 1999. Prior to joining Institutional Venture Partners, Mr. Gotcher founded and served as the president, chief executive officer and chairman of the board of Digidesign from 1984 to 1995. Digidesign was acquired by Avid Technology, a media software company, in 1995 and Mr. Gotcher served as the general manager of Digidesign and executive vice president of Avid Technology from January 1995 to May 1996. Mr. Gotcher serves on the boards of directors of several private companies. Mr. Gotcher holds a B.A. degree in English literature from the University of California at Berkeley.

Ted Hall has served as a director since February 2007. Mr. Hall has been the General Partner of Long Meadow Ranch and President of the associated Long Meadow Ranch Winery in Napa Valley since 1994. From 1998 to 2007 Mr. Hall served as Chairman of Tambourine, Inc., a specialty music production and distribution company. He has been the Managing Director of Mayacamas Associates, his own consulting firm, since 2000. From 1972 to 2000 Mr. Hall served in a variety of senior leadership roles at McKinsey & Company, a leading global consulting firm, including as an elected member of the McKinsey shareholder committee, which is McKinsey’s board of directors, from 1988 to 2000. Mr. Hall is a former Chairman of the Board of The Robert Mondavi Corporation, a global producer of fine wines, and has served on the boards of directors of a wide variety of educational and civic organizations, including the Stanford Business School’s Advisory Council and the San Francisco Symphony. Mr. Hall also serves on the board of directors of Williams-Sonoma, Inc. A former professional trombonist and record producer, Mr. Hall is a voting member of the National Academy of Recording Arts & Sciences. Mr. Hall holds a B.S.E. degree in electrical engineering from Princeton University and a M.B.A. from Stanford University.

Sanford Robertson has served as a director since June 2003. Mr. Robertson has been a partner of Francisco Partners, a technology buyout fund, since 1999. Prior to founding Francisco Partners, Mr. Robertson was the founder and chairman of Robertson, Stephens & Co., a technology investment bank formed in 1978 and sold to BankBoston in 1998. Since the sale, Mr. Robertson has been a technology investor and advisor to several technology companies. Mr. Robertson was also the founder of Robertson, Colman, Siebel & Weisel, later renamed Montgomery Securities, another technology investment bank. Mr. Robertson also serves on the boards of directors of Pain Therapeutics and salesforce.com. Mr. Robertson holds a B.B.A. and a M.B.A. from the University of Michigan.

Roger Siboni has served as a director since July 2004. Mr. Siboni served as the chairman of the board of directors of E.piphany, Inc., a provider of customer interaction software, from December 1999 until E.piphany, Inc. was acquired by SSA Global Technologies, Inc. in September 2005. Mr. Siboni also served as president and chief executive officer of E.piphany from August 1998 to July 2003. From July 1996 to August 1998, Mr. Siboni was deputy chairman and chief operating officer of KPMG Peat Marwick LLP, a member firm of KPMG International, an accounting and consulting firm. From July 1993 to June 1996, Mr. Siboni was managing partner of the KPMG Peat Marwick LLP’s information, communication and entertainment practice. Mr. Siboni also serves on the boards of directors of Cadence Design Systems and Classmates Media Corporation. Mr. Siboni holds a B.S. degree in business administration from the University of California at Berkeley.

There are no family relationships among any of our directors and executive officers. Our Bylaws permit our Board of Directors to establish by resolution the authorized number of directors, and six directors are currently authorized. Our Board of Directors currently consists of six members.

See “Corporate Governance Matters” and “Executive Compensation—Compensation of Directors” below for additional information regarding the Board of Directors.

The Board of Directors recommends a vote “FOR” the election of each of the nominees set forth above.

CORPORATE GOVERNANCE MATTERS

Board Meetings and Committees

The Board of Directors held nine meetings during fiscal 2007. Each of our directors attended at least 75% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served during fiscal 2007 during the period for which each such director served as a director.

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, an Outside Director Compensation Committee and a Stock Plan Committee, each of which has the composition and responsibilities described below. Each committee acts pursuant to a written charter approved by the Board of Directors, which are available on the Company’s website at http://www.dolby.com—“Investor Relations”—“Corporate Governance” or in print by contacting Investor Relations at our principal executive offices.

The independent members of the Board also meet in executive session without management present on a regular basis. The chairmen of the Audit, Compensation, and Nominating and Governance Committees rotate as Presiding Director of these executive sessions on an annual basis. Mr. Gotcher, the chairman of the Compensation Committee, is the Presiding Director until January 2008, then the chairman of the Nominating and Governance Committee, currently Sanford Robertson, will act as the Presiding Director until January 2009, at which time the chairman of the Audit Committee, currently Roger Siboni, will act as the Presiding Director until January 2010.

Audit Committee

The current members of the Audit Committee are Peter Gotcher, Sanford Robertson and Roger Siboni, each of whom is a non-employee member of our Board of Directors. Mr. Siboni is the chairman of our Audit Committee. The Audit Committee held 11 meetings during fiscal 2007. Our Board has determined that each member of our Audit Committee meets the requirements for independence under the current requirements of the NYSE and the Securities and Exchange Commission (“SEC”) rules and regulations. The Board of Directors also has determined that each of Messrs. Gotcher, Robertson and Siboni meet the requirements for financial literacy under the applicable rules and regulations of the NYSE and SEC, and are “audit committee financial experts” as defined in SEC rules. The Audit Committee is responsible for, among other things:

•	Monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	Selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	Evaluating the qualifications, performance and independence of our independent auditors;

•	Evaluating the performance of our internal audit function;

•	Reviewing the adequacy and effectiveness of our control policies and procedures;

•	Acting as our Qualified Legal Compliance Committee (“QLCC”);

•	As appropriate, reviewing, approving or ratifying related person transactions in accordance with our Related Person Transaction Policy; and

•	Preparing the Audit Committee report that the SEC requires in our annual Proxy Statement.

The Board of Directors designated the Audit Committee to act as the Company’s QLCC. The QLCC was created to review any report made directly, or otherwise made known, to the QLCC by attorneys employed or retained by the Company or its subsidiaries of a material violation of U.S. federal or state securities law or similar U.S. federal or state law. The QLCC may receive, consider and investigate reports, retain material experts or counsel to assist or advise them and make recommendations of an appropriate response. The QLCC may notify the SEC of any material violation.

The report of the Audit Committee is included in this Proxy Statement.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Peter Gotcher, Ted Hall and Sanford Robertson, each of whom is a non-employee member of our Board of Directors. Roger Siboni, who also is a non-employee member of our Board of Directors, served as a member of the Nominating and Governance Committee through February 6, 2007. Mr. Robertson is the chairman of our Nominating and Governance Committee. The Nominating and Governance Committee held four meetings during fiscal 2007. Our Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current requirements of the NYSE and SEC rules and regulations. The Nominating and Governance Committee is responsible for, among other things:

•	Assisting the Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders;

•	Developing and recommending to the Board governance principles applicable to us;

•	Overseeing the evaluation of the Board of Directors, each Board committee and management;

•	Recommending to the Board of Directors members for each Board committee; and

•	Making an annual report to the Board on succession planning.

Compensation Committee

The current members of the Compensation Committee are Peter Gotcher, Ted Hall and Roger Siboni, each of whom is a non-employee member of our Board of Directors. Sanford Robertson, who also is a non-employee member of our Board of Directors, served as a member of the Compensation Committee through February 6, 2007. Mr. Gotcher is the chairman of our Compensation Committee. The Compensation Committee held nine meetings during fiscal 2007. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under the current requirements of the NYSE and SEC rules and regulations. The Compensation Committee is responsible for, among other things:

•	Reviewing and approving corporate goals and objectives relevant to CEO compensation and evaluating our CEO’s performance in light of those goals and objectives;

•	Reviewing and approving our CEO’s annual incentive bonus, including the specific goals and amounts and equity compensation;

•

Reviewing and recommending to the independent members of the Board for our CEO: annual base salary, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits, compensation or arrangements;

•	Reviewing and approving for our other executive officers: annual incentive bonus, including the specific goals and amounts and equity compensation;

•

Reviewing and recommending to the Board for our other executive officers: annual base salary, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits, compensation or arrangements;

•	Administering the Company’s equity incentive plans, including issuing equity awards under such plans;

•	Evaluating and recommending to the independent members of our Board compensation plans, policies and programs for our CEO;

•	Evaluating and recommending to the Board compensation plans, policies and programs for our other executive officers; and

•	Preparing the Compensation Committee report that the SEC requires in our annual Proxy Statement.

The Compensation Committee adopted the Equity-Based Award and Grant Vesting Policy (the “Equity Policy”) described below under “Executive Compensation—Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy” and acts pursuant to the terms and conditions of the Equity Policy.

The report of the Compensation Committee is included in this Proxy Statement.

Outside Director Compensation Committee

The current members of the Outside Director Compensation Committee are Ray Dolby and Bill Jasper. The Outside Director Compensation Committee held three meetings during fiscal 2007. The Outside Director Compensation Committee is responsible for reviewing and approving the form and amount of compensation awarded to our non-employee directors.

Stock Plan Committee

The current members of the Stock Plan Committee are Peter Gotcher and Bill Jasper. The Stock Plan Committee held one meeting during fiscal 2007. The Stock Plan Committee has the authority to grant equity-based awards to employees and consultants who are not executive officers or directors of the Company within guidelines for the size of grants to particular levels of employees or consultants established by the Company and approved by the Board of Directors or the Compensation Committee. Equity grants by the Stock Plan Committee are subject to the terms and conditions of the Equity Policy described below under “Executive Compensation—Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy”. The Stock Plan Committee did not grant any equity-based awards in fiscal 2007. Instead, the Compensation Committee, our CEO acting as a committee of the Board and certain authorized officers granted all equity-based awards that were made in fiscal 2007.

Delegation of Equity Award-Granting Authority to CEO and Certain Other Executive Officers

In May 2005, the Board of Directors delegated authority to our CEO, as a one-person committee of the Board of Directors, to grant new hire, performance, promotion and retention equity-based awards to employees and consultants who are not executive officers or directors of the Company within guidelines for the size of grants to particular levels of employees or consultants established by the Company and approved by the Board of Directors or the Compensation Committee. Our CEO made equity grants on one occasion in this capacity in fiscal 2007.

In August 2006, the Board of Directors delegated authority to each of our Executive Vice President, Business Affairs, Chief Financial Officer and General Counsel, acting individually, to grant equity-based awards to new employees who were not executive officers or directors of the Company within guidelines for the size of grants to particular levels of employees established by the Company and approved by the Board of Directors or the Compensation Committee. Such authority was used on one occasion in fiscal 2007.

In December 2006, the Board of Directors rescinded the authority granted in May 2005 and August 2006 to the CEO and the three other executive officers to make certain equity awards. At the same time, the Board of Directors authorized any two or more of the four executive officers acting together to grant equity-based awards to employees who are not executive officers or directors of the Company on the date of grant within guidelines for the size of grants to particular levels of employees or consultants established by the Company and approved by the Board of Directors or the Compensation Committee. The Board of Directors also specified that all such grants must be made in accordance with the Equity Policy described below under “Executive Compensation—Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy”. Such authority was used on 11 occasions in fiscal 2007.

Board Independence

The Board of Directors has determined that, other than Messrs. Dolby and Jasper, each of the directors of the Company has no material relationship with the Company and is independent within the meaning of the standards established by the NYSE. In making that determination, the Board of Directors considered all relevant facts and circumstances, including the director’s commercial, accounting, legal, banking, consulting, charitable and familial relationships. The Board of Directors also applied the following standards, which provide that a director will not be considered independent if he:

•	Is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•

Has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

Is, or has an immediate family member who is, a current partner of a firm that is the Company’s internal or external auditor; is a current employee of such firm, or has an immediate family member who is a current employee of such firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or, has, or has an immediate family member who has, been within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•

During the past three years, has, or has an immediate family member who has, been employed as an executive officer of another company where any of the Company’s present executives at the same time, serve, or served, on the other company’s compensation committee; or

•

Has been employed as an employee, or has an immediate family member who has been employed as an executive officer of, another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (a) $1 million or (b) 2% of such other company’s consolidated gross revenues.

The Board of Directors determined that each of the independent directors meets the foregoing standards.

Policy for Director Recommendations and Nominations

It is the policy of the Nominating and Governance Committee to consider recommendations for candidates to the Board of Directors from stockholders holding at least 250,000 shares of the Company’s Common Stock continuously for at least twelve months prior to the date of the submission of the recommendation.

A stockholder that wants to recommend a candidate for election to the Board of Directors should send the recommendation by letter to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attn: General Counsel. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, addressing issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

The committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board of Directors:

•	The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources;

•	In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the committee will consider the following:

•	The current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board;

•

Without assigning any particular weighting or priority to any of these factors, such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like; and

•	Other factors that the committee may consider appropriate.

•	The committee requires the following minimum qualifications, which are the desired qualifications and characteristics for Board membership, to be satisfied by any nominee for a position on the Board:

•	The highest personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing Board;

•	The ability to assist and support management and make significant contributions to the Company’s success; and

•	An understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

•

If the committee determines that an additional or replacement director is required, the committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management; and

•	The committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

Policies and Procedures for Communications to Independent Directors

In cases where stockholders or interested parties wish to communicate directly with our non-management directors, messages can be sent to our General Counsel, at generalcounsel@dolby.com, or to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attn: General Counsel. Our General Counsel monitors these communications and will provide a summary of all received messages to the Board of Directors at each regularly scheduled meeting of the Board of Directors, or if appropriate, solely to the non-management directors at each regularly scheduled executive session of non-management directors. Where the nature of a communication warrants, our General Counsel may obtain the more immediate attention of the appropriate committee of the Board or non-management directors, of independent advisors or of Company management, as our General Counsel considers appropriate. Our General Counsel may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

These procedures do not apply to communications to non-management directors from officers or directors of the Company who are stockholders or interested parties, or to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Attendance at Annual Meeting of Stockholders

We encourage our directors to attend our annual meetings of stockholders. All members of the Board of Directors attended the 2007 annual meeting of stockholders.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics, which is applicable to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Business Conduct and Ethics is available on the Company’s website at http://www.dolby.com—“Investor Relations”—“Corporate Governance” or in print by contacting Investor Relations at our principal executive offices. The Company will post on the Investor Relations section of our website any amendments or waivers to the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or NYSE.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that address the role and composition of, and policies applicable to, the Board of Directors. The Nominating and Governance Committee will periodically review the guidelines and report any recommendations to the Board. The Corporate Governance Guidelines are available on the Company’s website at http://www.dolby.com—“Investor Relations”—“Corporate Governance” or in print by contacting Investor Relations at our principal executive offices.

Equity-Based Award and Grant Vesting Policy

During fiscal 2006, the Compensation Committee adopted the Equity Policy. See “Executive Compensation—Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy”.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Peter Gotcher, Ted Hall and Roger Siboni. Sanford Robertson served as a member of the Compensation Committee through February 6, 2007. No interlocking relationship exists among any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was during the past fiscal year an officer or an employee of Dolby or its subsidiaries.

Whistleblower Policy

The Audit Committee has established a telephone and internet whistleblower hotline available to employees of the Company for the anonymous submission of suspected violations, including accounting, internal controls, or auditing matters, harassment, fraud and policy violations.

Related Person Transaction Policy

During fiscal 2007, the Board adopted a Related Person Transaction Policy. See “Certain Relationships and Related Transactions—Review, Approval or Ratification of Related Person Transactions”.

Formation of a Qualified Legal Compliance Committee

The Board of Directors designated the Audit Committee to act as a Qualified Legal Compliance Committee. For more information see the description of the QLCC under the heading “Audit Committee”.

10b5-1 Trading Plans

Nearly all of our executive officers have adopted Rule 10b5-1 trading plans. The plans extend through various dates, the latest of which is January 31, 2009, and were adopted during “open windows” as permitted by the Company’s insider trading policy. As of November 30, 2007, a total of up to 735,433 shares could be sold under these executive officers’ trading plans. Executive officers may amend or enter into new trading plans during “open windows” in the future assuming that they are not aware of any material non-public information concerning the Company at the time. Trades pursuant to amendments and new trading plans may not be made until at least 90 days following the date of such amendment or trading plan. Sale transactions by our executive officers under trading plans will be disclosed publicly through filings with the SEC as required.

The Company does not undertake any obligation to report Rule 10b5-1 trading plans that may be adopted by any of its officers and directors in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 31, 2007, as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of either our Class A Common Stock or Class B Common Stock, (ii) each of our directors, (iii) each of our executive officers and a former executive officer named under “Executive Compensation—Fiscal 2007 Summary Compensation Table” (the “Named Executive Officers”) and (iv) all of our directors and executive officers as a group. The information provided in the table is based on our records, information filed with the SEC and information furnished by the respective individuals or entities, as the case may be.

Applicable percentage ownership is based on 49,526,992 shares of Class A Common Stock and 60,859,180 shares of Class B Common Stock outstanding at October 31, 2007. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options held by that person that were currently exercisable or exercisable within 60 days of October 31, 2007. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
Ray Dolby Trust (2)	—	—	55,379,670	91.0	84.1
Ray Dolby 2002 Trust A dated April 19, 2002 (3)	—	—	2,310,165	3.8	3.5
Ray Dolby 2002 Trust B dated April 19, 2002 (4)	—	—	2,310,165	3.8	3.5
T. Rowe Price Associates, Inc. (5)	4,286,840	8.7	—	—	*
Eagle Asset Management, Inc.(6)	3,535,283	7.1	—	—	*
Kornitzer Capital Management, Inc. (7)	2,577,425	5.2	—	—	*

Directors and Executive Officers:
Ray Dolby (8)	100	*	60,000,000	98.6	91.2
Bill Jasper (9)	70,757	*	657,331	1.1	1.0
Mark Anderson (10)	12,500	*	—	—	*
Marty Jaffe (11)	43,750	*	40,000	*	*
Tim Partridge (12)	43,942	*	95,000	*	*
David Watts (13)	21,250	*	153,000	*	*
Kevin Yeaman (14)	42,500	*	—	—	*
Peter Gotcher (15)	9,999	*	80,000	*	*
Ted Hall	—	—	—	—	—
Sanford Robertson (16)	9,999	*	30,000	*	*
Roger Siboni (17)	9,999	*	100,000	*	*
All executive officers and directors as a group (12 persons) (18)	278,546	*	61,155,331	99.4	92.0

*	Less than one percent.

(1)	Percentage total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to ten votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B Common Stock is convertible at any time by the holder into shares of Class A Common Stock on a share-for-share basis.
(2)	Shares beneficially owned by the Ray Dolby Trust are comprised of 55,379,670 shares held of record by Ray Dolby as Trustee of the Ray Dolby Trust under the Dolby Family Trust Instrument dated May 7, 1999. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(3)	Reflects 2,310,165 shares of Class B Common Stock held of record by Ray Dolby, as Trustee of the Ray Dolby 2002 Trust A dated April 19, 2002, voting power of which is held by Thomas E. Dolby, son of Ray Dolby, as Special Trustee of the Ray Dolby 2002 Trust A dated April 19, 2002. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(4)	Reflects 2,310,165 shares of Class B Common Stock held of record by Ray Dolby, as Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002, voting power of which is held by David E. Dolby, son of Ray Dolby, as Special Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(5)	Based on information supplementally provided to us by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates has sole dispositive power for the entire holding of 4,286,840 shares and sole voting power as to 989,500 shares. These securities are owned by various individuals and institutional investors including the T. Rowe Price Mid-Cap Growth Fund, Inc. (which owns 3,000,000 shares, representing 6.1% of the shares of Class A Common Stock outstanding), for which Price Associates serves as investment advisor with power to direct investments and/or power to vote the securities. T. Rowe Price Mid-Cap Growth Fund, Inc. has sole voting power as to 3,000,000 shares and no dispositive power as to any shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
(6)	Based on its Schedule 13G filed May 9, 2006, wherein Eagle Asset Management, Inc. (“Eagle”) reported beneficial ownership of 3,535,283 shares of Class A Common Stock. Eagle reported sole voting power as to 3,535,283 shares and sole dispositive power as to 3,535,283 shares. The address for Eagle is 880 Carillon Parkway, St. Petersburg, FL 33716.
(7)	Based on its Schedule 13G filed March 2, 2007, wherein Kornitzer Capital Management, Inc. (“KCM”) reported beneficial ownership of 2,577,425 shares of Class A Common Stock. KCM reported KCM is an investment adviser with respect to the shares of Class A Common Stock for the accounts of other persons who have the right to receive, and the power to direct the receipt of, dividends from, or the proceeds from the sale of, the Class A Common Stock. KCM reported shared voting power as to 2,577,425 shares and shared dispositive power as to 2,577,425 shares. The address for KCM is 5420 West 61st Place, Shawnee Mission, KS 66205.
(8)	Shares beneficially owned by Mr. Dolby include the 55,379,670 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby Trust under the Dolby Family Instrument dated May 7, 1999, 2,310,165 shares of Class B Common Stock held of record by Ray Dolby, as Trustee of the Ray Dolby 2002 Trust A dated April 19, 2002, and 2,310,165 shares of Class B Common Stock held of record by Ray Dolby, as Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002.
(9)	Shares beneficially owned by Mr. Jasper represent 3,507 shares of Class A Common Stock and 385,047 shares of Class B Common Stock held by Mr. Jasper, 60,000 shares of Class B Common Stock held of record by the N. William Jasper, Jr. 2004 Irrevocable Trust, 20,000 shares of Class B Common Stock held of record by the Kristen L. McFarland 2004 Irrevocable Trust and options held by Mr. Jasper to purchase 67,250 shares of Class A Common Stock and 192,284 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(10)	Includes options held by Mr. Anderson to purchase 12,500 shares of Class A Common Stock that are exercisable within 60 days of October 31, 2007.

(11)	Includes options held by Mr. Jaffe to purchase 43,750 shares of Class A Common Stock and 37,250 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(12)	Shares beneficially owned by Mr. Partridge include 2,692 shares of Class A Common Stock held of record by Timothy A. Partridge & Vivian K. Partridge as Trustees of the Partridge Family Trust dated July 23, 2001 and options held by Mr. Partridge to purchase 41,250 shares of Class A Common Stock and 95,000 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(13)	Includes options held by Mr. Watts to purchase 21,250 shares of Class A Common Stock and 153,000 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(14)	Includes options held by Mr. Yeaman to purchase 42,500 shares of Class A Common Stock that are exercisable within 60 days of October 31, 2007.
(15)	Includes options held by Mr. Gotcher to purchase 9,999 shares of Class A Common Stock and 80,000 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(16)	Includes options held by Mr. Robertson to purchase 9,999 shares of Class A Common Stock and 30,000 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(17)	Includes options held by Mr. Siboni to purchase 9,999 shares of Class A Common Stock and 100,000 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.
(18)	Includes options held by all executive officers and directors to purchase an aggregate of 272,247 shares of Class A Common Stock and 687,534 shares of Class B Common Stock that are exercisable within 60 days of October 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

The Board has adopted a written Related Person Transactions Policy. Pursuant to this policy, any related person transaction proposed or entered into by the Company must be reviewed, approved or ratified by the Audit Committee in accordance with the terms of the policy. A “related-person transaction,” is a transaction between the Company and a related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a “related person” is any person who was an executive officer, director or nominee for director since the beginning of the last fiscal year and their immediate family members, or a greater than 5% beneficial owner of any class of the Company’s voting securities at the time of the occurrence or existence of the transaction and their immediate family members.

Any related-person transaction proposed or entered into by the Company that does not fall into a specified exclusion under the policy must be reported to the Company’s General Counsel, and the Audit Committee shall review, approve or ratify such transactions in accordance with the terms of the policy. In the course of its review and approval or ratification of a related-person transaction, the Audit Committee considers:

•	the approximate dollar value of the amount involved in the transaction;

•	the related person’s interest in the transaction and the approximate dollar value of such interest without regard to any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business of the Company;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company of, the transaction; and

•	any other information regarding the transaction or the related person in the context of the transaction that would be material to investors in light of the circumstances of the particular transaction.

In addition, the following, to the extent that they may constitute related person transactions, shall be deemed to be pre-approved or ratified (as applicable) under the terms of the policy:

•

the agreements, arrangements and other permitted uses, rights and activities allowed pursuant to the terms of that certain At-Will Employment, Proprietary Rights, Non-Disclosure and No Conflicts-of-Interest Agreement between Ray Dolby and the Company, dated November 19, 2004; and

•	the use of certain theatres of the Company by Ray Dolby and/or his related persons.

Since October 1, 2006, we have not been a party to, and we have no plans to be a party to, any related party transactions, other than in connection with the transactions described below.

Related Person Transactions

Asset Contribution; Licensing Agreements with Ray Dolby Regarding Intellectual Property

Ray Dolby founded Dolby Laboratories to develop noise reduction technologies he had invented. Throughout nearly all of our over 40 year history and until our initial public offering in February 2005, Mr. Dolby retained ownership of the intellectual property rights he created related to our business. On February 16, 2005, Mr. Dolby contributed to us all rights in intellectual property related to our business that he and his affiliates held. In connection with the asset contribution agreement, Mr. Dolby entered into an employee proprietary rights agreement substantially in the form that all employees of the Company enter into in connection with their employment. This agreement became effective on February 16, 2005. Under the terms of this agreement, all future inventions created by Mr. Dolby related to our business while he remains an employee will be assigned to the Company. Under this agreement, Mr. Dolby also agreed to abide by a conflicts of interest policy substantially in the form that all other employees are required to sign. However, the conflict of interest policy that Mr. Dolby signed differs from our standard policy in that, among other matters, it permits him to use our equipment, supplies and facilities to conduct research and development on matters unrelated to our business; does not apply to any lease agreement we have entered into or may enter into with him; and permits him to have up to a ten percent interest, instead of up to a two percent interest, in a competitor, customer, licensee or supplier without being in violation of the policy and limits the provision of the policy related to having interests in these entities only to direct interests.

Real Estate Transactions

Lease for 100 Potrero Avenue

Since 1980, we have leased our principal executive offices located at 100 Potrero Avenue, San Francisco, California from Mr. Dolby. We also lease additional parking and warehouse space from Mr. Dolby in connection with our lease of 100 Potrero Avenue. In December 2005 we renegotiated the leases and extended their terms until December 31, 2013, with the option to renew the leases for two additional five-year terms at a rate equal to the rent that the landlord could obtain for the option term from a third party desiring to lease the premises for the option term, as determined by the landlord and agreed to by us. Our rent expense for these facilities was $1.3 million in fiscal 2007 and the estimated rent expense over the remaining life of the leases for these facilities is $20.0 million (assuming that we exercise our option to renew the leases for two additional five-year terms beyond their December 31, 2013 expiration and assuming a rate equal to the current rent). We are generally responsible for the condition, operation, repair, maintenance, security and management of the properties. We have also agreed to indemnify and hold Mr. Dolby, as landlord, harmless from and against certain liabilities, damages, claims, costs, penalties and expenses arising from our conduct related to the properties.

Jointly Owned Real Estate Entities

Ray and Dagmar Dolby, the Ray Dolby Trust or the Dolby Family Trust Instrument dated May 7, 1999 (“Dolby Family Trust”) owns a majority financial interest in five real estate entities that own and lease commercial real property to us. We own the remaining financial interests in these real estate entities. The following table sets forth, for each of the five real estate entities, the person or entity that owns the majority financial interest in the real estate entity, the percentage interest owned by the majority owner in such real estate entity and the location of the property subject to the applicable lease. The leased property in San Francisco, California includes our principal administrative offices at 999 Brannan Street.

Real Estate Entity	Majority Owner	Majority Ownership Interest	Location of Property Leased to Us
Dolby Properties, LLC	Ray Dolby Trust	62.5%	San Francisco, California
Dolby Properties Burbank, LLC	Dolby Family Trust	51.0%	Burbank, California
Dolby Properties Brisbane, LLC	Dolby Family Trust	51.0%	Brisbane, California
Dolby Properties UK, LLC	Dolby Family Trust	51.0%	Wootton Bassett, England
Dolby Properties, LP	Ray and Dagmar Dolby	90.0%	Wootton Bassett, England

Our expense recorded for rents payable to such entities was $5.8 million in fiscal 2007 and the estimated rent expense over the remaining life of the various leases for these facilities is $31.5 million.

When we negotiate a lease agreement with Mr. Dolby or any of the jointly owned real estate entities, we engage real estate brokers to provide fair market rent and lease terms based on a summary of comparable properties located in the area of the subject property. The brokers are instructed that the transaction is intended to be completed on an “arm’s-length” basis. We believe that all of our leases were entered into on a reasonable fair market basis.

The properties owned by Dolby Properties, LLC in San Francisco, California, Dolby Properties Burbank, LLC in Burbank, California, and Dolby Properties UK, LLC in Wootton Bassett, England were purchased with capital contributions and proceeds from bank loans. We guarantee each of these bank loans. As of September 28, 2007, the aggregate outstanding principal balance on all these bank loans was approximately $11.2 million.

Secondary Offering

On May 15, 2007, we filed a registration statement with the Securities and Exchange Commission relating to the public offering and sale of 8,000,000 shares of our Class A Common Stock by an affiliate of Mr. Dolby, the founder, chairman of our Board of Directors, and, together with certain affiliates, the largest stockholder of the Company. The offering was priced at $32.00 per share and all 8,000,000 shares were sold on May 30, 2007. We did not receive any proceeds from the sale of the shares. We incurred approximately $0.7 million of expenses related to the sale of the shares for legal, accounting and registration fees which were recorded to selling, general and administrative expenses. We agreed to indemnify the underwriters against certain potential liabilities under the Securities Act of 1933 related to the offering and the registration statement. The secondary offering was approved on May 15, 2007, prior to the adoption of the Related Persons Transaction Policy, by the Board of Directors, including the independent members of the Board of Directors, but with Mr. Dolby abstaining.

Other Arrangements with Ray Dolby

Mr. Dolby received a salary of $100,000 in fiscal 2007 as an employee of the Company. In fiscal 2007, the Company paid Mr. Dolby’s life insurance premiums and he was included in our standard health care and retirement plans, for benefits totaling $25,783.

In the past, we have allowed Mr. Dolby and members of his family to use our office facilities for their personal purposes on a limited basis, and we expect this use to continue in the future. For example, Mr. Dolby currently uses two offices in one of our facilities for non-Company related activities. In addition, members of Mr. Dolby’s family are allowed to use our conference and screening rooms for personal purposes up to ten times per year. We estimate that the incremental cost to the Company of such personal use by Mr. Dolby’s family was less than $15,000 in fiscal 2007. In addition, in fiscal 2007 we paid Mr. Dolby $1,200 per month for the use by our employees of a condominium he owns in Alpine Meadows, California. Our Board of Directors has approved of these arrangements, and has approved the continuation of these arrangements in the future.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Following the Compensation Committee Report below, you will find a series of tables containing specific information about the compensation earned or paid in fiscal 2007 to the following individuals, whom we refer to as our named executive officers:

•	Bill Jasper, President, Chief Executive Officer and Director

•	Kevin Yeaman, Chief Financial Officer

•	Mark Anderson, Executive Vice President, General Counsel and Secretary

•	Marty Jaffe, Executive Vice President, Business Affairs

•	Tim Partridge, Executive Vice President, Products and Technologies

•	David Watts, Senior Vice President and Managing Director, United Kingdom Branch (Mr. Watts was an executive officer of the Company through July 2007; he remains an employee of the Company.)

The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.

Overview of Compensation Program

Philosophy and Objectives

The objectives of the Company’s executive officer compensation program are to:

•	Provide a competitive compensation package that enables the Company to attract, motivate and retain high-caliber personnel;

•

Provide a total compensation program, which includes elements of both annual and long-term compensation, to focus management on achievement of the Company’s annual and long-term corporate objectives and strategy;

•	Recognize individual initiative, effort and accomplishment; and

•	Align the interests of management and stockholders and encourage creation of stockholder value by providing management with longer-term incentives through equity ownership.

We base compensation on the employee’s job responsibilities, individual performance and Company performance. A greater proportion of executive officer pay is linked to Company performance compared to non-executive officer employee pay.

Role of the Compensation Committee

The Compensation Committee (for purposes of this section, the “Committee”) has the authority to approve the structure of the compensation programs for executive officers. The Committee typically meets near the beginning of each fiscal year to review and approve compensation for the executive officers of the Company. The Committee recommends salaries for our executive officers to the Board and, in the case of our Chief Executive Officer, to the independent members of our Board, for approval. In setting or recommending compensation, the Committee reviews all components of executive officer compensation for consistency with the Company’s compensation philosophy and takes into account developments in compensation practices outside of the Company and, to the extent applicable, foreign compensation market considerations. The types of compensation and benefits currently provided to the named executive officers are the same as those provided to other executive officers. See “Corporate Governance Matters—Compensation Committee” above for additional information regarding the Committee.

Role of Executive Officers in Compensation Decisions

Certain executive officers, such as our Chief Executive Officer and Executive Vice President, Business Affairs, as well as other members of our Human Resources, Finance and Legal departments (collectively, “Management”) assist and support the Committee. Management reviews our compensation philosophy with the Committee and, with Committee guidance and input, develops compensation proposals for Committee consideration, so that the Committee can consider and approve any changes necessary to keep our compensation philosophy and programs aligned with our business objectives. In this regard, Management analyzes competitive compensation information and provides the Committee with tally sheet information including: analyses of the status of our compensation programs, such as salary and annual incentive (bonus) compensation payouts for the past several fiscal years; fiscal year end levels of stock and option ownership; the holding value or the hypothetical gain from vested and unvested shares if exercised at various prices; Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“FAS 123R”) grant date fair values; and other similar or relevant information. Management does not have decision-making authority with respect to executive officer compensation.

Our Chief Executive Officer with input from our Vice President, Human Resources, annually reviews the performance of the other executive officers and recommends to the Committee base salary, target annual incentive (bonus) levels, actual annual incentive (bonus) payouts and equity awards for our executive officers. Our Chief Executive Officer makes these recommendations to the Committee based on data and analysis provided by the Committee’s independent compensation consultant and qualitative and quantitative judgments regarding individual performance. The Committee considers, but is not bound to and does not always accept, these recommendations with respect to executive officer compensation. The Committee discusses Mr. Jasper’s compensation with him, but makes decisions with respect to Mr. Jasper’s compensation without him present.

Role of the Independent Compensation Consultant

The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities. During fiscal 2007, Watson Wyatt & Company, an independent consulting firm that provides compensation advisory services (“Watson Wyatt”), reported directly to the Committee for purposes of advising it on executive officer compensation matters. Watson Wyatt also met with Management for purposes of gathering information on executive officer compensation.

The Committee provided Watson Wyatt with preliminary instructions regarding the goals of our executive officer compensation program and the parameters of the competitive review of executive officer compensation packages to be conducted by Watson Wyatt. In particular, the Committee instructed Watson Wyatt to analyze whether the compensation packages of our executive officers were consistent with our compensation philosophy and competitive within the market relative to our peer companies. Watson Wyatt was further instructed to benchmark the following components of compensation:

•	base salary;

•	targeted and actual annual incentive (bonus) compensation;

•	targeted and actual total cash compensation (base salary, plus annual incentive compensation); and

•	total cash compensation and long-term incentive (equity) awards.

For purposes of analyzing our compensation against that of our peer companies, Watson Wyatt was instructed to perform a position-by-position compensation level comparison for our executive officers versus executives with similar positions at our peer companies. Watson Wyatt presented its report to the Committee, which reviewed the analysis in the context of making fiscal 2007 compensation decisions (including calendar 2007 base salaries).

Watson Wyatt also attended meetings of the Committee from time to time and communicated outside of meetings with members of the Committee and with members of Management with respect to the assessment of compensation packages for our executive officers. Watson Wyatt has provided other services to our Company in designing employee compensation programs and received compensation for those services. The Committee does not believe that Watson Wyatt’s additional services to the Company impair Watson Wyatt’s independence.

Fiscal 2007 Peer Companies and Market Data

In analyzing our executive officer compensation program for fiscal 2007, Watson Wyatt reviewed a combination of data from a select peer group of companies and industry-specific published survey sources. Watson Wyatt weighted the overall peer group and the survey sources equally in its analysis. The combined weighing of the peer group and surveys are referred to as the “Market Comparables”. The Committee used the Market Comparables to benchmark the compensation levels of our executive officers.

The peer group was comprised of twenty-five comparison companies, which were selected and approved by the Committee based on their industry and business focus. The peer companies represented an expansion of the peer companies used in our compensation analyses for prior fiscal years. Some companies were markedly larger or smaller than the Company, but the mix of companies reflected the industries in which we compete. At the time the peer companies were selected, our revenue approximated the median of the peer group, but our market capitalization and total shares outstanding were above the 75th percentile of the peer group. Many of the peer companies, like us, had an initial public offering within the past few years. Data on the compensation practices of the peer companies generally was gathered through publicly available information. The peer companies used in assessing our executive officer compensation program for fiscal 2007 were:

•	Activision, Inc.

•	Avid Technology, Inc.

•	Cadence Design Systems, Inc.

•	Divx, Inc.

•	Dreamworks Animation SKG, Inc.

•	DSP Group Inc.

•	DTS Inc.

•	Harman International Industries Inc.

•	InterDigital, Inc. (formerly InterDigital Communications Corporation)

•	Inter-Tel Incorporated

•	InterVideo Inc. (since acquired by Corel Corporation)

•	Lexar Media, Inc. (since acquired by Micron Technology, Inc.)
•	Macrovision Corporation

•	Magma Design Automation, Inc.

•	Nuance Communications Inc.

•	Openwave Systems Inc.

•	Polycom, Inc.

•	PortalPlayer, Inc. (since acquired by NVIDIA Corporation)

•	Rambus Inc.

•	RealNetworks Inc.

•	Scientific-Atlanta Inc. (since acquired by Cisco Systems Inc.)

•	SiRF Technology Holdings Inc.

•	Synopsys, Inc.

•	Wind River Systems, Inc.

•	Zoran Corporation

The following industry specific survey sources were reviewed by Watson Wyatt and represented additional compensation data that was technology industry specific and based on companies that generally are of similar revenue size as the Company:

•	the 2005 Radford/Aon Total Compensation Executive Survey (comprised of technology companies with revenues from $200 million to $1 billion)

•	a 2005 survey comprised of approximately 35 technology companies with revenues from $250 million to $1 billion

•	a Watson Wyatt 2005 United Kingdom Compensation Survey (comprised of 27 companies with median revenues of $55 million)

Elements of Executive Officer Compensation

The Company’s executive officer compensation program consists of various compensation elements, as illustrated in the table below.

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element
Base Salary	• Core competence in the executive role relative to skills, experience and contributions to the Company	• Provides fixed compensation based on competitive market practices

Annual Incentive Compensation (2007 Executive Dolby Annual Incentive Plan)	• Contributions toward the Company’s achievement of specified profit margin and revenue goals, as well as the achievement of pre-determined individual performance objectives	• Provides annual performance-based cash incentive compensation • Motivates achievement of critical annual performance goals

Long-Term Incentives (Stock Options)	• Sustained stock price appreciation, aligning executive officers’ interests with those of stockholders • Continued employment with the Company over the vesting period

•     Stock options support several simultaneous goals:

•     Reward performance

•     Provide competitive compensation

•     Assist in recruiting and retaining executive officers

•     Align interests of executive officers with those of our stockholders

•     Promote executive officer equity ownership

Non-Qualified Retirement Plans

•     A few of our executive officers have historically participated in our nonqualified senior executive supplemental retirement plan (“SERP”) and/or funded unapproved retirement benefits scheme (“FURBS”), each of which provides supplemental retirement benefits for a select group of executive employees based on defined contributions we made to the plan and the gains and losses on the investment of those contributions.

•     This was a pre-initial public offering benefit provided for retirement planning purposes. The SERP was terminated in fiscal 2005 and the FURBS was terminated in May 2006 and while no additional amounts will be contributed to participants under those plans, amounts already credited to participants under the plans will remain subject to the terms and conditions of the plans and will continue to be credited with all applicable gains and losses.

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element

Generally Available Benefits	• Executive officers participate in employee benefit plans generally available to our employees, including 401(k), medical, health, life insurance and disability plans.	• These benefits are part of our broad-based total compensation program and provide customary employee benefits on account of illness, death or retirement.

Change in Control and Termination Arrangements

•     Our stock plans provide for acceleration of vesting under certain circumstances in the event of a change in control. In addition, we have employment agreements with two of our named executive officers that provide severance or separation benefits if such officer’s employment is terminated without cause or, in the case of one executive officer, if such officer terminates his employment for good reason.

•     Change in control arrangements are designed to retain executive officers and provide continuity of management in the event of an actual or threatened change in control.

•     Severance benefits were hiring inducements and are intended to provide protection against termination without cause.

The use of these compensation elements enables us to strengthen our ability to attract, motivate and retain highly qualified executive officers. We believe that this combination of compensation elements provides an appropriate mix of fixed and performance-based pay, balances short-term operational performance with long-term stockholder value and encourages executive officer recruitment and retention. The Committee assessed the total compensation paid to each executive officer by reviewing tally sheets, which included total compensation for past fiscal years and proposed fiscal 2007 compensation, and concluded that the total compensation for fiscal 2007 for the executive officers was reasonable and competitive.

Base Salary

The Company provides our named executive officers with base salaries to compensate them for services rendered during the year. Each named executive officer’s base salary is based on the appropriate positioning of salary levels of comparable positions within the Market Comparables, as well as the individual’s experience, skill and performance level. Adjustments to base salaries, with consideration of the benchmark analysis of the Market Comparables, are made on a calendar year (as opposed to fiscal year) basis and generally are reviewed annually by the Committee in November. Consequently, the fiscal 2007 salary information included in the Summary Compensation Table reflect both calendar 2006 and calendar 2007 salaries. The Committee recommends salary adjustments for the Chief Executive Officer for approval by the independent members of the Board and salary adjustments for the other named executive officers for approval by the full Board. Base salary is targeted at the 60th percentile, and up to the 75th percentile for above-market Company performance, but at times the Committee uses its discretion to approve salaries outside of this range based on individual performance. The calendar 2006 and calendar 2007 salaries of the named executive officers are set forth below:

Executive Officer	Calendar 2006 Salaries	Calendar 2007 Salaries	% Increase
Bill Jasper	$624,000	$650,000	4.17%
Kevin Yeaman	$335,000	$360,000	7.50%
Mark Anderson	$312,000	$335,000	7.40%
Martin Jaffe	$370,000	$386,000	4.30%
Timothy Partridge	$297,000	$315,000	6.10%
David Watts	£182,000	£188,000	3.30%

Our Chief Executive Officer’s salary substantially exceeds that of the other named executive officers primarily due to a similar disparity between chief executive officer salaries and other executive officer salaries within the Market Comparables, as well as other factors such as our Chief Executive Officer’s knowledge, experience and tenure compared to that of our other named executive officers.

In fiscal 2007, base salaries for the named executive officers ranged from 17% to 32% of total compensation.

Annual Incentive Compensation—2007 Executive Dolby Annual Incentive Plan

The 2007 Executive Dolby Annual Incentive Plan (the “2007 Executive Plan”) is a cash incentive plan for fiscal 2007 in which each of our executive officers is eligible to participate. We have adopted similar plans in prior fiscal years. Its purpose is to motivate participants to achieve specified profit margin and revenue goals and pre-determined individual performance objectives.

Participants

All executive officers, including the named executive officers, were designated to participate in the 2007 Executive Plan.

2007 Executive Plan Structure

We calculated the bonus under the 2007 Executive Plan for our Chief Executive Officer using the following formula:

Calendar 2007 Salary	x	Target Bonus Percentage	x	Company Multiplier	then	Subject to negative discretionary adjustment	=	Bonus Payout

We calculated bonuses under the 2007 Executive Plan for all of our other named executive officers using the following formula:

Calendar 2007 Salary	x	Target Bonus Percentage	x	Individual Multiplier	x	Company Multiplier	then	Subject to negative discretionary adjustment	=	Bonus Payout

Target Bonus Percentages

For fiscal 2007, the Committee established the following 2007 Executive Plan target bonus percentages and target bonus amounts for each of the named executive officers:

Executive Officer	Target Bonus Percentage of Calendar 2007 Salary	Fiscal 2007 Target Bonus Amount
Bill Jasper	75%	$487,500
Kevin Yeaman	55%	$198,000
Mark Anderson	55%	$184,250
Martin Jaffe	55%	$212,300
Timothy Partridge	55%	$173,250
David Watts	55%	£103,400

Our Chief Executive Officer’s target bonus substantially exceeds that of the other named executive officers primarily due to a similar disparity between chief executive officer bonuses and other executive officer bonuses within the Market Comparables.

Fiscal 2007 target bonus amounts assume both Individual Multipliers and a Company Multiplier (as such terms are described below) of 100%. A participant could receive an actual bonus that was larger or smaller than his target bonus amount, or could receive no bonus whatsoever, depending on the extent to which applicable Company and individual performance measurements were obtained.

Individual Multiplier and Individual Objectives

For fiscal 2007, the Committee set individual objectives for the Company’s named executive officers (other than our Chief Executive Officer). The Committee set a financial objective for nearly all of the named executive officers tied to the achievement of revenue of at least $450 million and achievement of non-GAAP pre-tax income margin, excluding stock-based compensation, of at least 45%. In addition, the Committee set the following performance objectives for the individual named executive officers:

2007 Executive Plan Individual Performance Objectives	Kevin Yeaman	Mark Anderson	Martin Jaffe	Tim Partridge	David Watts
Improve management and organizational efficiencies	✓	✓	✓	✓
Pursue technology initiatives	✓	✓	✓	✓
Develop personnel and organization	✓	✓	✓	✓
Achieve product sales milestone and improve technology market penetration				✓
Improve internal service orientation	✓	✓	✓
Achieve product sales and upgrade milestones					✓
Consolidate manufacturing systems					✓

Our Chief Executive Officer assesses the achievement of the individual performance objectives described above and also arrives at a performance rating based on his evaluation of the individual’s overall performance during the year. He then recommends and the Committee certifies the combination of the individual performance objectives assessment and the performance rating, yielding a bonus payout percentage for each named executive officer (the “Individual Multiplier”). The Individual Multipliers could range from 0% to 125%.

Company Multiplier

In November 2006, the Committee approved a corporate financial performance matrix and related formula that determined award funding levels based on varying combinations of achievement of revenue and non-GAAP pre-tax income margin goals and the resultant non-GAAP pre-tax net income amounts (the “Company Multiplier”). For purposes of determining the Company Multiplier, non-GAAP pre-tax income margin and non-GAAP pre-tax net income for fiscal 2007 excluded the effects of stock-based compensation expense. The minimum non-GAAP pre-tax net income threshold for fiscal 2007 was $176.4 million, which would result in a 25% Company Multiplier. If the Company did not meet this threshold, no payments would be made under the 2007 Executive Plan. Achieving non-GAAP pre-tax net income of $198.0 million would result in a 100% Company Multiplier. After review, the Committee determined that the Company’s fiscal 2007 financial performance yielded a 130% Company Multiplier.

The same Company Multiplier was used across the Company for determining award funding under the Company’s 2007 non-executive officer annual incentive plan, providing alignment between the executive officers and the broader employee population. Unlike the 2007 Executive Plan, our 2007 non-executive officer annual incentive plan provides for a total bonus pool amount, which is limited to 100% of all participants’ individual target bonus amounts multiplied by the Company Multiplier (the “2007 Non-Executive Plan Cap”). The pool is then allocated, subject to management discretion, among the participants based upon each employee’s Individual Multiplier, with some employees receiving an actual bonus award that exceeds and some employees receiving an actual bonus award that is less than 100% of their target bonus multiplied by the Company Multiplier.

Actual 2007 Executive Plan Awards

Awards are typically paid in cash approximately three months after the end of the fiscal year. In November 2007, the Committee reviewed the Company’s results for fiscal 2007 that determined the Company Multiplier and, for the named executive officers other than our Chief Executive Officer, the achievement of individual objectives and their fiscal 2007 overall performance that resulted in Individual Multipliers ranging from 100% to 125%. While the 2007 Executive Plan does not specifically provide for a pool limitation like the 2007 Non-Executive Plan Cap, the Committee reduced the payouts for all of the executive officers, including the Chief Executive Officer, other than Mr. Yeaman, such that the aggregate amount of actual awards to be received by the executive officers, including the named executive officers, equaled the aggregate amount of all executive officers’ target awards, multiplied by the Company Multiplier. Irrespective of the achievement by all of the named executive officers of Individual Multipliers above 100%, the 2007 Executive Plan was subjected to the same aggregate funding limitation as the 2007 Non-Executive Plan Cap, thereby providing alignment between the performance measures and level of incentive plan funding used for executive officers with those used for the broader employee population. Based on these adjustments, the Committee approved the following 2007 Executive Plan award payouts to the named executive officers:

Executive Officer	Target Award	Approved Award
Bill Jasper	$487,500	$600,000
Kevin Yeaman	$198,000	$321,750
Mark Anderson	$184,250	$250,000
Marty Jaffe	$212,300	$275,000
Tim Partridge	$173,250	$211,000
David Watts	£103,400	£105,000

In fiscal 2007, cash bonuses under our 2007 Executive Plan for the named executive officers ranged from 16% to 27% of total compensation.

Long-Term Equity Incentives

The objective of our long-term equity incentive plan is to reward performance, provide compensation that is market competitive, recruit and retain top talent, align our named executive officers’ interests with those of our stockholders and promote executive officer equity ownership.

Equity Awards Granted

Historically, our executive officer long-term incentive compensation has consisted solely of stock options. We make initial stock option grants to executive officers upon hiring and generally make subsequent stock options grants on an annual basis. The number of shares underlying the stock options we have granted to executive officers has varied based largely upon the timing of an executive officer’s employment with us.

The Committee determines the size of each named executive officer’s equity awards based on such named executive officer’s position within the Company, taking into account recent performance, potential for future responsibility and promotion, retention concerns, the number of unvested equity awards already held by each individual and a comparison of equity awards for our named executive officers against Market Comparables. Long-term equity incentives are targeted at the median of the market, but at times the Committee uses its discretion to approve stock option awards that vary from the median based on individual performance.

In fiscal 2007, the Committee approved the following option grants to our named executive officers:

Executive Officers	Grant Date	Number of Options	Exercise Price
Bill Jasper	11/14/2006	125,000	$28.13
Kevin Yeaman	11/14/2006	60,000	$28.13
Mark Anderson	11/14/2006	50,000	$28.13
Marty Jaffe	11/14/2006	55,000	$28.13
Timothy Partridge	11/14/2006	55,000	$28.13
David Watts	11/14/2006	25,000	$28.13

A quarter of the total number of shares issuable under these option vests on each of the first four anniversaries of November 14, 2006.

Our Chief Executive Officer’s option award substantially exceeds that of the other named executive officers primarily due to a similar disparity between chief executive officer equity awards and other executive officer equity awards within the Market Comparables, as well as other factors such as our Chief Executive Officer’s knowledge, experience and tenure compared to that of our other named executive officers.

Additional details regarding these option awards are included in the Grants of Plan-Based Awards in Fiscal 2007 table below.

During the course of fiscal 2007, the Committee reevaluated its equity program and considered the continued use of stock options as long-term incentive compensation and the potential use of other types of equity compensation. The Committee considered a number of factors, including trends relating to grant sizes and structure, dilution and FAS 123(R) option expense, the Company’s status as a public company and its financial performance, and further alignment with Company stockholders. The Committee is developing a strategy for fiscal 2008 to transition to granting a portfolio of equity awards comprised of a combination of stock options and restricted stock units which will be granted to certain employees, including the named executive officers, initially in the United States and United Kingdom. The Company believes the issuance of restricted stock units will more closely align equity awards to stockholder value while also helping us control dilution and provide executive officer retention value during periods when there are fluctuations in our stock price.

Equity-Based Award and Grant Vesting Policy

In fiscal 2006, the Committee adopted an Equity-Based Award and Grant Vesting Policy (the “Equity Policy”), which applies to all equity-based awards to consultants and employees, including executive officers, senior management and professional and support staff. The Equity Policy provides that:

•

New hire, promotion and retention awards may only be made once per month on the 15th day of the month. If the 15th day of the month falls on a weekend or holiday, awards may be made on the first business day immediately following the 15th day of the month.

•

Ongoing awards (i.e., other than new hire, promotion and retention awards) may only be made once per fiscal quarter on the third trading day following the date of the earnings release relating to financial results for the prior fiscal quarter.

•

To the extent that a pricing term is applicable to a particular award (e.g., an exercise price for a stock option award), the pricing term will be established by reference to the fair market value of the Company’s Class A Common Stock on the award date as determined in accordance with applicable equity plan provisions.

•

Equity-based award approvals by meeting and by unanimous written consent may precede the award date so long as the approval is effective as of the respective award date. Approvals (by meeting or unanimous written consents) of equity-based awards may never occur after the award date.

Restrictions on Trading Securities

The Company has an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to the Company’s Common Stock.

Non-Qualified Retirement Plans

Well before the Company’s initial public offering, the Company adopted the SERP for certain executives in the United States and the FURBS for certain executives in the United Kingdom. The SERP was terminated in fiscal 2005 and the FURBS was terminated in May 2006 and the Company did not make any contributions to the SERP or the FURBS in fiscal 2007. The SERP and FURBS are described in more detail in “Nonqualified Deferred Compensation for Fiscal 2007—Senior Executive Supplemental Retirement Plan and U.K. Funded Unapproved Retirement Benefits Scheme” below.

Generally Available Benefits

In fiscal 2007, named executive officers were eligible to participate in the Company’s employee stock purchase plan and the health and welfare programs that are generally available to other Company employees, including medical, dental and vision plans; flexible spending accounts for healthcare and childcare; life, accidental death and dismemberment and disability insurance; and paid time off.

The Company also maintains a tax-qualified 401(k) Plan, which is broadly available to the Company’s general employee population. Under the 401(k) Plan, all Company employees are eligible to receive matching contributions and profit sharing contributions from the Company which together were capped at a maximum of up to $24,375 per participating employee in calendar 2007.

Change in Control and Termination Arrangements

The Company’s stock plans contain vesting acceleration provisions that may be triggered by a termination of employment without “cause” or a resignation for “good reason” within 12 months following a change in control of the Company or if the options are not assumed by the successor corporation in connection with a change in control. The vesting acceleration benefits are intended to secure the continued dedication of our employees, including our named executive officers, notwithstanding the possibility or occurrence of a change in control. In addition, the Company entered into severance arrangements with Mr. Anderson and Mr. Jaffe as described under the section entitled “Potential Payments Upon Termination or Change of Control”. These arrangements were negotiated as incentives for Mr. Anderson and Mr. Jaffe to join the Company in 2003 and 2000, respectively, and are intended to provide them with a certain measure of job security and protection against termination without cause and termination or loss of employment through no fault of their own. The Company believes that these arrangements were necessary in order to induce Mr. Anderson and Mr. Jaffe to leave their former employers and commence employment with the Company. The acceleration provisions and severance benefits are described in more detail in “Potential Payments Upon Termination or Change of Control” below.

Accounting and Tax Considerations

The Company generally takes into consideration the accounting and tax effect of each component of compensation when establishing the compensation programs, practices and packages for the Company’s executive officers and attempts to keep the compensation expense associated with such programs, practices and packages within reasonable levels and an established budget.

FAS 123(R)

The Company examines the accounting cost associated with equity compensation in light of requirements under FAS 123R. As described above, the Company is developing a strategy to transition to a portfolio of equity awards and granting a combination of stock options and restricted stock units to certain employees, including the named executive officers.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) imposes limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain executive officers in a taxable year. Compensation above $1 million may only be deducted if it is “performance-based compensation” within the meaning of the Code. Income from options granted under the Company’s stock plans would generally qualify for a deduction under these restrictions so long as the options are granted by a committee whose members are non-employee directors. The Committee believes that at the present time it is unlikely that the salary and annual cash incentive compensation paid to any named executive officer, other than our Chief Executive Officer, in a taxable year that is subject to the deduction limit will exceed $1 million. The annual incentive compensation paid to our Chief Executive Officer is intended to qualify as deductible “performance-based compensation” within the meaning of the Code. In addition, any options granted to our named executive officers are granted by the Committee, which is comprised solely of non-employee directors. The Company may issue restricted stock units in the future and income from restricted stock units with time-based vesting will not qualify for a deduction under these restrictions. It is possible that the vesting of restricted stock units in the future could cause a payment that is subject to the deduction limit. The Committee intends to evaluate the effects of the Code and any applicable regulations and the advisability of qualifying its executive officer compensation for deductibility of such compensation. The Committee’s policy is to qualify its executive officer compensation for deductibility under applicable tax laws to the extent practicable.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Peter Gotcher, Chairman

Ted Hall

Roger Siboni

Fiscal 2007 Summary Compensation Table

The following narrative, tables and footnotes describe the “total compensation” earned during fiscal 2007 by our named executive officers. The total compensation presented below does not reflect the actual compensation received by our named executive officers in fiscal 2007 or the target compensation of our named executive officers in fiscal 2007. The actual value realized by our named executive officers in fiscal 2007 from long-term incentives (options) is presented in the Option Exercises and Stock Vested at 2007 Fiscal Year-End table in this proxy statement. Target annual incentive awards for fiscal 2007 are presented in the Grants of Plan-Based Awards in Fiscal 2007 table in this proxy statement.

The individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

Salary. Base salary earned during fiscal 2007 and amounts shown represent 52 weeks of salary and include amounts deferred pursuant to the Company’s 401(k) plan and United Kingdom group personal pension plan. See “Compensation Discussion and Analysis—Base Salary”.

Option Awards. Amounts shown are compensation cost recognized by the Company in fiscal 2007 for option awards pursuant to FAS 123R, excluding the effect of estimated forfeitures related to service-based vesting conditions. These compensation costs reflect option awards granted during and prior to fiscal 2007. See Note 4 to our consolidated financial statements in our 2007 Annual Report on Form 10-K for the assumptions underlying this expense. Amounts shown do not reflect compensation actually received by the named executive officer. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by the Company. Details about the option awards made during fiscal 2007 are included in the Grants of Plan-Based Awards in Fiscal 2007 table below. See also “Compensation Discussion and Analysis—Long-Term Equity Incentives” for additional information.

Non-Equity Incentive Plan Compensation. The amount of Non-Equity Incentive Plan Compensation consists of the 2007 Executive Plan awards earned in fiscal 2007. Such awards are based on Dolby’s performance during fiscal 2007 and will be paid in fiscal 2008. For information on these awards See “Compensation Discussion and Analysis—Annual Incentive Compensation—2007 Executive Dolby Annual Incentive Plan” and “Grants of Plan-Based Awards in Fiscal 2007”.

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Bill Jasper President and Chief Executive Officer	2007	643,444	2,489,207	(1)	600,000	26,285	(2)	3,758,936

Kevin Yeaman Chief Financial Officer	2007	353,803	498,666		321,750	26,207	(3)	1,200,426

Mark Anderson Executive Vice President, General Counsel and Secretary	2007	329,299	531,757		250,000	26,116	(4)	1,137,172

Marty Jaffe Executive Vice President, Business Affairs	2007	382,034	685,036		275,000	26,281	(5)	1,368,351

Tim Partridge Executive Vice President, Products and Technologies	2007	310,512	675,220		211,000	26,041	(6)	1,222,773

David Watts Senior Vice President and Managing Director, United Kingdom Branch (7)	2007	380,255	532,638		214,085	67,483	(8)	1,194,461

(1)	Includes $114,811 in expense related to options which were transferred to Mr. Jasper’s former spouse pursuant to a domestic relations order.
(2)	Comprised of $24,375 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,910 in life insurance premiums.
(3)	Comprised of $24,375 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,832 in life insurance premiums.
(4)	Comprised of $24,375 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,741 in life insurance premiums.
(5)	Comprised of $24,375 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,906 in life insurance premiums.
(6)	Comprised of $24,375 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,666 in life insurance premiums.
(7)	Other than for Option Awards, amounts derived from British pound sterling for fiscal 2007 have been expressed in U.S. dollars based on the noon buying rate for the British pound sterling of $2.0389 on September 28, 2007.
(8)	Comprised of $62,920 in employer contributions under our United Kingdom group personal pension plan and $4,563 in life insurance premiums.

Grants of Plan-Based Awards in Fiscal 2007

During fiscal 2007, we granted the following plan-based awards to our named executive officers:

1.	Stock Options, and

2.	2007 Executive Plan grants (annual cash incentive based awards).

Information with respect to each of these awards on a grant-by-grant basis is set forth in the table below. For a detailed discussion of each of these awards and their material terms, refer to “Executive Compensation—Fiscal 2007 Summary Compensation Table” and “Compensation Discussion and Analysis” above.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)		Maximum ($)
Bill Jasper	N/A	—	487,500		5,000,000	—	—	—	—
	11/14/06	—	—		—	—	125,000	28.13	1,720,913

Kevin Yeaman	N/A	—	198,000		5,000,000	—	—	—	—
	11/14/06	—	—		—	—	60,000	28.13	826,038

Mark Anderson	N/A	—	184,250		5,000,000	—	—	—	—
	11/14/06	—	—		—	—	50,000	28.13	688,365

Marty Jaffe	N/A	—	212,300		5,000,000	—	—	—	—
	11/14/06	—	—		—	—	55,000	28.13	757,202

Tim Partridge	N/A	—	173,250		5,000,000	—	—	—	—
	11/14/06	—	—		—	—	55,000	28.13	757,202

David Watts	N/A	—	210,822	(4)	5,000,000	—	—	—	—
	11/14/06	—	—		—	—	25,000	28.13	344,183

(1)	Reflects threshold, target and maximum target bonus amounts for fiscal 2007 performance under the 2007 Executive Plan, as described in “Compensation Discussion and Analysis—Annual Incentive Compensation—2007 Executive Dolby Annual Incentive Plan”. The actual bonus amounts were determined by the Compensation Committee in November 2007 and are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2007 Summary Compensation Table”.
(2)	Reflects options granted under the 2005 Stock Plan, which were granted with an exercise price equal to the closing price of our Common Stock on the date of grant. A quarter of the total number of shares issuable under each option vests on each of the first four anniversaries of November 14, 2006. See “Potential Payments Upon Termination or Change of Control—Termination or Change of Control Arrangements” for a further description of certain terms relating to these awards.
(3)	Amounts shown do not reflect compensation actually received by the named executive officer. Amounts shown reflect the grant date fair value of each equity award computed in accordance with FAS 123(R). See Note 4 to our consolidated financial statements in our 2007 Annual Report on Form 10-K for the assumptions underlying the grant date fair value. These amounts do not correspond to the actual value that will be recognized by the named executive officers.
(4)	Amounts derived from British pound sterling for fiscal 2007 have been expressed in U.S. dollars based on the noon buying rate for the British pound sterling of $2.0389 on September 28, 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table presents information concerning unexercised options outstanding as of the end of fiscal 2007 for each named executive officer.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)
Bill Jasper	—		125,000	(2)	—	$28.13	11/14/2016
	40,000	(3)	40,000	(3)	—	$19.20	6/16/2015
	192,284	(4)	225,000	(4)	—	$2.08	4/21/2014
Kevin Yeaman	—		60,000	(5)		$28.13	11/14/2016
	27,500	(6)	112,500	(6)	—	$16.58	10/24/2015
Mark Anderson	—		50,000	(7)	—	$28.13	11/14/2016
	—		20,000	(8)	—	$19.20	6/16/2015
	—		30,000	(9)	—	$2.08	4/21/2014
	—		9,375	(10)	—	$2.08	12/4/2013
Marty Jaffe	—		55,000	(11)	—	$28.13	11/14/2016
	30,000	(12)	30,000	(12)	—	$19.20	6/16/2015
	22,500	(13)	45,000	(13)	—	$2.08	4/21/2014
	18,500	(14)	—		—	$1.26	11/19/2012
	3,750	(15)	—		—	$1.26	1/17/2011
Tim Partridge	—		55,000	(16)	—	$28.13	11/14/2016
	27,500	(17)	27,500	(17)	—	$19.20	6/16/2015
	45,000	(18)	45,000	(18)	—	$2.08	4/21/2014
	50,000	(19)	—		—	$1.26	11/19/2012
David Watts	—		25,000	(20)	—	$28.13	11/14/2016
	15,000	(21)	15,000	(21)	—	$19.20	6/16/2015
	135,000	(22)	45,000	(22)	—	$2.08	4/21/2014
	25,000	(23)	—		—	$1.26	1/1/2013

(1)	Vesting of the options is subject to acceleration under the circumstances described under “Potential Payments Upon Termination or Change in Control—Termination or Change of Control Arrangements”. The options have a term of ten years, subject to earlier termination in certain events.
(2)	This option was granted for a total of 125,000 shares of Class A Common Stock on November 14, 2006. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of November 14, 2006.
(3)	This option was granted for a total of 80,000 shares of Class A Common Stock on June 16, 2005. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of July 1, 2005. Includes 4,000 vested shares and 4,000 unvested shares transferred to Mr. Jasper’s former spouse pursuant to a domestic relations order.
(4)	This option was granted for a total of 900,000 shares of Class B Common Stock on April 21, 2004. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of April 1, 2004. The 225,000 shares include 22,500 unvested shares transferred to Mr. Jasper’s former spouse pursuant to a domestic relations order.
(5)	This option was granted for a total of 60,000 shares of Class A Common Stock on November 14, 2006. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of November 14, 2006.

(6)	This option was granted for a total of 150,000 shares of Class A Common Stock on October 24, 2005. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of January 1, 2006.
(7)	This option was granted for a total of 50,000 shares of Class A Common Stock on November 14, 2006. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of November 14, 2006.
(8)	This option was granted for a total of 40,000 shares of Class A Common Stock on June 16, 2005. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of July 1, 2005.
(9)	This option was granted for a total of 120,000 shares of Class B Common Stock on April 21, 2004. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of April 1, 2004.
(10)	This option was granted for a total of 37,500 shares of Class B Common Stock on December 4, 2003. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of January 1, 2004.
(11)	This option was granted for a total of 55,000 shares of Class A Common Stock on November 14, 2006. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of November 14, 2006.
(12)	This option was granted for a total of 60,000 shares of Class A Common Stock on June 16, 2005. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of July 1, 2005.
(13)	This option was granted for a total of 180,000 shares of Class B Common Stock on April 21, 2004. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of April 1, 2004.
(14)	This option was granted for a total of 50,000 shares of Class B Common Stock on November 19, 2002. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of January 1, 2003.
(15)	This option was granted for a total of 25,000 shares of Class B Common Stock on January 17, 2001. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of January 1, 2001.
(16)	This option was granted for a total of 55,000 shares of Class A Common Stock on November 14, 2006. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of November 14, 2006.
(17)	This option was granted for a total of 55,000 shares of Class A Common Stock on June 16, 2005. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of July 1, 2005.
(18)	This option was granted for a total of 180,000 shares of Class B Common Stock on April 21, 2004. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of April 1, 2004.
(19)	This option was granted for a total of 50,000 shares of Class B Common Stock on November 19, 2002. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of January 1, 2003.
(20)	This option was granted for a total of 25,000 shares of Class A Common Stock on November 14, 2006. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of November 14, 2006.
(21)	This option was granted for a total of 30,000 shares of Class A Common Stock on June 16, 2005. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of July 1, 2005.
(22)	This option was granted for a total of 180,000 shares of Class B Common Stock on April 21, 2004. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of April 1, 2004.
(23)	This option was granted for a total of 50,000 shares of Class B Common Stock on January 1, 2003. A quarter of the total number of shares issuable under the option vests on the first four anniversaries of January 1, 2003.

Option Exercises and Stock Vested at 2007 Fiscal Year-End

The following table presents information concerning the aggregate number of shares for which options were exercised during fiscal 2007 by each of the named executive officers. Options have been granted to the named executive officers since 2000. Consequently, the value realized by the executives upon exercise of the options was actually earned over a period of up to seven years.

None of the named executive officers acquired any shares upon vesting of stock awards during fiscal 2007.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)
Bill Jasper	329,135	(2)	9,905,908	(2)
Kevin Yeaman	10,000		161,148
Mark Anderson	59,375		1,550,314
Marty Jaffe	82,500		2,481,513
Tim Partridge	111,740		3,330,996
David Watts	25,000		609,280

(1)	Value realized on the exercise of stock options equals the difference between the market price of the underlying securities on the date of actual exercise and the exercise price.
(2)	Includes 22,500 shares acquired on exercise of options and $737,674 in value realized by Mr. Jasper’s former spouse upon the exercise of options transferred pursuant to a domestic relations order.

Nonqualified Deferred Compensation for Fiscal 2007

The following table presents information concerning nonqualified deferred compensation for each of the named executive officers for fiscal 2007.

Name	Aggregate Earnings in Last FY ($)(1)	Aggregate Balance at Last FYE ($)(2)
Bill Jasper (3)	315,985	1,905,677
Kevin Yeaman	—	—
Mark Anderson	—	—
Marty Jaffe	—	—
Tim Partridge	—	—
David Watts (4)	25,769	460,682

(1)	None of the earnings in this column are included in the Fiscal 2007 Summary Compensation Table because they were not preferential or above market.
(2)	The aggregate balances in this column include the following amounts which were reported previously as “Other Compensation” in Summary Compensation Tables in prior proxy statements:
(a)	Bill Jasper—Fiscal 2004: $103,394 in contributions under our senior executive supplemental retirement plan.
(b)	David Watts—Fiscal 2005: $28,444 in employer contributions under our United Kingdom funded unapproved retirement benefits scheme.
(c)	David Watts—Fiscal 2004: $28,926 in employer contributions under our United Kingdom group personal pension plan and funded unapproved retirement benefits scheme.
(3)	Fifty percent of these amounts are payable to Mr. Jasper’s former spouse pursuant to a domestic relations order.

(4)	Earnings and balance are comprised of amounts from both the United Kingdom funded unapproved retirement benefits scheme and the senior executive supplemental retirement plan. Amounts from the United Kingdom funded unapproved retirement benefits scheme are derived from British pound sterling for fiscal 2007 and expressed in U.S. dollars based on the noon buying rate for the British pound sterling of $2.0389 on September 28, 2007.

The table above excludes balances in 401(k) and U.K. group pension plan accounts, as applicable, held by the named executive officers. The 401(k) plan is a qualified plan available to all salaried U.S. Dolby employees and the U.K. group pension plan is available to all salaried U.K. Dolby employees.

Senior Executive Supplemental Retirement Plan and U.K. Funded Unapproved Retirement Benefits Scheme

Senior Executive Supplemental Retirement Plan. We maintain a nonqualified senior executive supplemental retirement plan, which provides supplemental retirement benefits for a select group of executive employees based on contributions we made to the plan and the gains and losses on the investment of those contributions. Distributions from the senior executive supplemental retirement plan are made in a single lump sum, or, at a participant’s election, in up to ten installments. Prior to fiscal 2005 we made annual contributions on behalf of each participant in an amount necessary to fund a hypothetical joint and 50% survivor annuity benefit payable to each participant commencing at age 65. The hypothetical monthly benefit is determined on the basis of an 8% interest rate and a standard mortality table by multiplying (i) 2% of a participant’s projected average annual compensation by (ii) a participant’s total expected years of service with us up to 30 years. A participant’s projected average annual compensation is determined by averaging the participant’s estimated annual compensation over the three consecutive years of service occurring in the participant’s final three plan years preceding attainment of age 65. Each participant is 100% vested in his or her interest in the senior executive supplemental retirement plan at all times. Upon a participant’s termination of service with us for any reason other than death, a participant is entitled to his or her account balance determined as of the valuation date immediately preceding his or her termination date, which amount will be paid in a single lump sum or in up to ten installments. Upon a participant’s death, the participant’s beneficiary will receive all amounts credited to the participant’s account as of the date of death and in a single lump sum. Amounts contributed by us under the senior executive supplemental retirement plan are held in a rabbi trust and a participant’s account will be credited with investment gains and losses based on investments selected by the participant. However, if a participant fails to make an investment election, the trustee of the senior executive supplemental retirement plan may direct such investments. In fiscal 2005, the Board of Directors amended and restated the plan to comply with Section 409A of the Code and proposed Internal Revenue Service regulations under Section 409A and terminated the plan. In fiscal 2008, the Board of Directors further amended and restated the plan to comply with final regulations under the Code. As a result of the termination of the plan, no additional amounts will be contributed to participants under the plan, but amounts already credited to participants under the plan will remain subject to the terms and conditions of the plan and will continue to be credited with gains and losses based on the gains and losses of investment funds designated by the Company and selected by the participant. Distributions under the plan will be made in the manner and at the time described above without regard to the termination of the plan.

The table below shows the current investment options selected by participants in the plan and their annual rate of return for fiscal 2007.

Name of Fund	Rate of Return
Schwab Money Market Fund	4.78	%(1)
T. Rowe Price Growth Stock Fund	19.88	%(2)

(1)	One year rate of return as of September 30, 2007 based upon account statements provided by the administrator of the plan.
(2)	One year rate of return as of September 30, 2007 as reported by T. Rowe Price.

U.K. Funded Unapproved Retirement Benefits Scheme. In addition, certain executives in the United Kingdom may participate in the Dolby Laboratories Funded Unapproved Retirement Benefits Scheme (“FURBS”). The FURBS is similar to the senior executive supplemental retirement plan. Under the FURBS we make annual contributions on behalf of each participant in an amount necessary to fund, taking into account any contributions to the senior executive supplemental retirement plan, a hypothetical joint and 50% survivor annuity benefit payable to each participant commencing at age 65 and, under certain circumstances, before then. The hypothetical monthly benefit is determined based on the same assumptions as those used for the senior executive supplemental retirement plan. In addition, participants are also allowed to make voluntary contributions to the FURBS. Distributions from the FURBS may be made in a single lump sum, by a life policy or an annuity paid at retirement. Each participant is 100% vested in his or her interest in the FURBS at all times. Upon a participant’s death, the participant’s beneficiary will receive all benefits credited to the participant’s account. Amounts contributed by us under the FURBS are held in a trust and a participant’s account will be credited with investment gains and losses based on investments selected by the trustee. Our Board of Directors may at any time amend (with the agreement of the participant) or terminate the FURBS. On May 2, 2006 the Board of Directors approved the cessation of contributions to the FURBS on behalf of each of the FURBS participants, and the initiation of corresponding contributions to each of their respective personal pension accounts under our United Kingdom group personal pension plan. Amounts already credited to participants under the FURBS remain subject to the terms and conditions of the FURBS and will continue to be credited with gains and losses based on the gains and losses of investment funds selected by the FURBS trustees. We will continue to pay the costs of managing and administrating the FURBS. Distributions from the FURBS will be made in the manner and at the time prescribed by the FURBS.

The table below shows the current investment options selected by the trustee of the plan and their annual rate of return for fiscal 2007.

Name of Fund	Rate of Return
Legal & General (Barclays) Adventurous Growth Portfolio Trust	8.26	%(1)

(1)	One year rate of return as of September 30, 2007 based upon account statements provided by the administrator of the plan.

Potential Payments Upon Termination or Change in Control

Termination or Change of Control Arrangements

2000 Stock Incentive Plan

Our amended and restated 2000 Stock Incentive Plan provides that in the event of a “corporate transaction,” generally defined as a merger with or into another corporation or a change in control, the portion of each award that is assumed, substituted or replaced with a cash incentive program will become fully vested and exercisable upon termination of an employee, director or consultant if such termination occurs by us or the successor corporation without “cause” or voluntarily by such employee, director or consultant with “good reason” and within twelve months following such corporate transaction. For the portion of the award that is not assumed, substituted or replaced, such portion of the award will become automatically vested and exercisable immediately prior to the effective date of the corporate transaction. If an award is not assumed, substituted or replaced, it will terminate upon the consummation of the corporate transaction.

2005 Stock Plan

Our 2005 Stock Plan provides that in the event of a “change in control,” the successor corporation may assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the plan. If there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the administrator, and the administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period. Awards made to a non-employee director will become fully vested and exercisable immediately prior to the change in control. Awards made to our employees and consultants will be subject to an accelerated vesting schedule equal to one year of additional vesting for each year of service the employee or consultant provided to us, if such employee or consultant is terminated by us or a successor to us without “cause” or if such employee or consultant resigns for “good reason,” provided that the termination or resignation occurs within the 12 months following our change in control.

Under the 2000 Stock Incentive Plan and the 2005 Stock Plan, “Cause” means the termination by the Company of a participant’s service based on such participant’s: (i) refusal or failure to act in accordance with any lawful Company orders; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of disability); (iii) the performance or failure to perform any act in bad faith and to the detriment of the Company; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

Under the 2000 Stock Incentive Plan and the 2005 Stock Plan, “Good Reason” means the occurrence following a change in control of any of the following events or conditions unless consented to by the participant: (a) certain reductions in the participant’s base salary; or (b) requiring the participant to be based at any place outside a 50-mile radius from the participant’s job location or residence prior to the change in control except for reasonably required business travel. The 2000 Stock Incentive Plan also includes a material and substantial diminution of responsibilities or duties in the definition of “Good Reason”.

Employment Agreement with Mark Anderson

Mark Anderson, our Executive Vice President, General Counsel and Secretary, executed an offer letter dated October 23, 2003, effective as of November 20, 2003. In the event Mr. Anderson’s employment terminates without cause, he will be entitled to receive severance equal to twelve months of his then current salary at such time of termination and if Mr. Anderson’s employment is terminated without cause or he terminates his employment with good reason, his outstanding equity awards will vest in full. Mr. Anderson’s calendar 2007 salary at the end of fiscal 2007 was $335,000.

Employment Agreement with Marty Jaffe

Marty Jaffe, our Executive Vice President, Business Affairs, executed an offer letter dated September 28, 2000, effective as of November 1, 2000. In the event Mr. Jaffe’s employment terminates without cause, he will be entitled to receive severance equal to twelve months of his then current salary at such time of termination. Mr. Jaffe’s calendar 2007 salary at the end of fiscal 2007 was $386,000.

Estimated Payments Upon Termination or Change in Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers. Payments and benefits are estimated assuming that the triggering event took place on the last day of fiscal 2007 (September 28, 2007), and the price per share of our Common Stock is the closing price on the NYSE as of that date ($34.82). These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) plan, medical benefits, disability benefits and accrued vacation pay. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct.

Name	Type of Benefit	Potential Payments Upon:
				Involuntary Termination Other Than For Cause		Voluntary Termination for Good Reason
		Change in Control without Assumption of Outstanding Options ($)	Voluntary Termination Not for Good Reason or Termination for Cause ($)	Prior to Change in Control ($)	Within 12 Months of Change in Control ($)	Prior to Change in Control ($)	Within 12 Months of Change in Control ($)
Bill Jasper	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	8,028,420	—	—	8,028,420	—	8,028,420
	Total Termination Benefits	8,028,420	—	—	8,028,420	—	8,028,420

Kevin Yeaman	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	2,453,400	—	—	784,350	—	784,350
	Total Termination Benefits	2,453,400	—	—	784,350	—	784,350

Mark Anderson	Cash Severance Payments	—	—	335,000	335,000	—	—
	Vesting Acceleration(1)	1,936,038	—	1,936,038	1,936,038	1,936,038	1,936,038
	Total Termination Benefits	1,936,038	—	2,271,038	2,271,038	1,936,038	1,936,038

Marty Jaffe	Cash Severance Payments	—	—	386,000	386,000	—	—
	Vesting Acceleration(1)	2,309,850	—	—	2,309,850	—	2,309,850
	Total Termination Benefits	2,309,850	—	386,000	2,695,850	—	2,309,850

Tim Partridge	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	2,270,800	—	—	2,270,800	—	2,270,800
	Total Termination Benefits	2,270,800	—	—	2,270,800	—	2,270,800

David Watts	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	1,874,883	—	—	1,874,883	—	1,874,883
	Total Termination Benefits	1,874,883	—	—	1,874,883	—	1,874,883

(1)	Reflects the aggregate market value of unvested option grants, computed by multiplying (i) the difference between $34.82 and the exercise price of the option, by (ii) the number of shares underlying unvested options at September 28, 2007.

Compensation of Directors

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal 2007. Mr. Dolby and Mr. Jasper, who are our employees, do not receive additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)(3)(4)	Total ($)
Peter Gotcher	85,000		266,483	351,483
Ted Hall	39,333	(5)	152,666	191,999
Sanford Robertson	66,000		266,483	332,483
Roger Siboni	93,000		338,034	431,034

(1)	Consists of meeting attendance fees, annual retainers and, if applicable, committee chair retainers.
(2)	Amounts shown do not reflect compensation actually received by the directors. Amounts shown are compensation cost recognized by the Company in fiscal 2007 for option awards pursuant to FAS 123R, excluding the effect of estimated forfeitures related to service-based vesting conditions. These compensation costs reflect option awards granted during and prior to fiscal 2007. See Note 4 to our consolidated financial statements in our 2007 Annual Report on Form 10-K for the assumptions underlying this expense. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by the Company.
(3)	In fiscal 2007, our non-employee directors received the following options to purchase shares of our Class A Common Stock:

Name	Grant Date	Number of Shares	Exercise Price per Share($)	Grant Date Fair Value($)
Peter Gotcher	02/06/2007	12,500	32.70	178,763
Ted Hall(6)	02/06/2007	50,000	32.70	715,050
Sanford Robertson	02/06/2007	12,500	32.70	178,763
Roger Siboni	02/06/2007	12,500	32.70	178,763

(4)	As of September 28, 2007, the aggregate number of shares underlying options outstanding for each of our non-employee directors was:

Name	Aggregate Number of Shares
Peter Gotcher	112,500
Ted Hall(6)	50,000
Sanford Robertson	62,500
Roger Siboni	132,500

(5)	Mr. Hall joined the Board of Directors on February 6, 2007 and his fees were prorated accordingly.
(6)	Options are held in the name of The Hall 2006 Trust and are from an initial grant upon joining the Board.

Standard Non-Employee Director Compensation Arrangements

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board of Directors. The Outside Director Compensation Committee, which consists of Mr. Dolby and Mr. Jasper, (the “Committee” for purposes of the Compensation of Directors disclosure) of the Board of Directors periodically conducts a review of director compensation and, if appropriate, approves any changes in the type or amount of cash compensation. In addition, the Committee may recommend changes in the type or amount of equity compensation. Any change in director equity compensation must be approved by the Board of Directors.

In the course of its fiscal 2007 review of non-employee director compensation, the Committee reviewed tally sheets, which included, among other things, fiscal 2006 retainer and meeting fees, the FAS 123R grant date fair value of fiscal 2006 option grants, and the value of vested and unvested options held at fiscal year end. The Committee also took into consideration compensation trends for outside directors and a report prepared by the Committee’s consultant, Semler Brossy, in fiscal 2006. Based on its review, the Committee concluded that the compensation arrangements for non-employee directors were not competitive, did not adequately compensate non-employee directors for their services and were not sufficient to attract additional qualified non-employee directors to the Board. As a result, the Committee made the changes to director compensation described below.

Cash Compensation

On February 6, 2007, the Committee approved an increase in non-employee director annual cash retainer fees from $30,000 to $50,000, commencing in the third quarter of fiscal 2007 and payable in quarterly increments. In addition, Mr. Siboni receives $20,000 for his services as chairman of our Audit Committee and Mr. Gotcher receives $10,000 for his services as chairman of our Compensation Committee, both payable in quarterly increments. We also pay a $1,000 per meeting fee for non-employee director attendance at Board and committee meetings.

Equity Compensation

Also on February 6, 2007, at the Committee’s recommendation and prior to the appointment of Mr. Hall as a director, the Board of Directors amended and restated our 2005 Stock Plan solely to increase (i) initial option grant awards to newly appointed non-employee directors from 25,000 shares to 50,000 shares effective immediately and (ii) subsequent option grant awards to non-employee directors from 12,500 shares to 25,000 shares beginning as of the Company’s 2008 Annual Meeting. Immediately following each annual meeting of our stockholders, non-employee directors who have been directors for at least six months automatically receive a subsequent option to purchase shares of our Class A Common Stock. One-third of the shares covered by initial or subsequent options vest on each of the first three anniversaries of the grant date as long as the director continues to serve on the applicable vesting date and all shares covered by initial or subsequent options will become fully vested and exercisable immediately prior to a change in control of the Company.

On October 30, 2007, the Committee again reviewed non-employee director compensation. In the course of its review, the Committee reviewed, among other things, fiscal 2007 retainer and meeting fees, the FAS 123R grant date fair value of fiscal 2007 option grants, and the aggregate number of options held at fiscal year end. The Committee also took into consideration compensation trends for outside directors. Based on its review, the Committee recommended to the Board of Directors that beginning as of the Company’s 2008 Annual Meeting the Company grant restricted stock units to the non-employee directors in lieu of options. On November 6, 2007, the Board of Directors approved the proposed changes in non-employee director equity compensation and approved an amendment to the 2005 Stock Plan to reflect the changes in equity compensation.

Commencing with the Company’s 2008 Annual Meeting, (i) initial restricted stock unit awards to newly appointed non-employee directors will be 20,000 shares and (ii) subsequent restricted stock unit awards to non-employee directors will be 10,000 shares. Immediately following each annual meeting of our stockholders, non-employee directors who have been directors for at least six months automatically receive a subsequent restricted stock unit award. One-third of the shares covered by initial or subsequent restricted stock unit awards vest on each of the first three anniversaries of the grant date as long as the director continues to serve on the applicable vesting date and all shares covered by initial or subsequent restricted stock unit awards will become fully vested and exercisable immediately prior to a change in control of the Company.

Other Arrangements

We reimburse our non-employee directors for reasonable travel, lodging and related expenses in connection with attendance at our Board and committee meetings and Company-related activities.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of September 28, 2007. The table does not include the 6,000,000 authorized share reserve increase under the 2005 Stock Plan that stockholders are being asked to approve under Proposal 2.

Plan Category	Class of Common Stock	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
		(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	Class A	3,394,132	$25.56	3,245,281	(2)
	Class B	4,215,330	$2.41	482,565	(3)

Equity compensation plans not approved by security holders	Class A	—	—	—
	Class B	—	—	—

Total	Class A	3,394,132	$25.56	3,245,281	(2)
	Class B	4,215,330	$2.41	482,565	(3)

(1)	Consists of the 2000 Stock Incentive Plan, the 2005 Stock Plan and the Employee Stock Purchase Plan.
(2)	Includes 833,506 shares available for issuance under the Employee Stock Purchase Plan.
(3)	Consists of 482,565 shares available for issuance under the 2000 Stock Incentive Plan. Our Board of Directors decided not to grant any additional options under the 2000 Stock Incentive Plan following the completion of our initial public offering on February 17, 2005.

2000 Stock Incentive Plan

Effective October 2000, we adopted the 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan, as amended in April 2004 and September 2004, provides for the issuance of incentive and nonqualified stock options to employees, directors and consultants of the Company to purchase up to 15.1 million shares of Class B Common Stock. Under the terms of this plan, options become exercisable as established by the Board of Directors (generally ratably over four years), and generally expire ten years after the date of the grant. Options granted under the plan were generally granted at not less than fair market value at the date of grant. Our Board of Directors decided not to grant any additional options under the 2000 Stock Incentive Plan following the completion of our initial public offering on February 17, 2005.

2005 Stock Plan

In January 2005 our stockholders approved our 2005 Stock Plan, which our Board of Directors had adopted in November 2004. The 2005 Stock Plan became effective on February 16, 2005, the day prior to the completion of our initial public offering. In February 2006 our stockholders approved the amendment and restatement of our 2005 Stock Plan, which our Board of Directors had approved in December 2005, to permit certain awards under the plan to qualify as performance-based compensation under Section 162(m) of the Code and to permit the granting of performance cash bonus awards under the plan. Our Board of Directors amended and restated our 2005 Stock Plan in June 2006 to increase the size of initial and subsequent option grants for non-employee directors under the plan. In November 2007, our Board of Directors adopted further amendments to our 2005 Stock Plan including, subject to stockholder approval as set forth under Proposal 2 below, an amendment to our 2005 Stock Plan to increase the authorized share reserve by 6,000,000 shares to 12,000,000 shares. Our 2005 Stock Plan provides for the ability to grant incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), deferred stock units, performance units, performance shares and performance cash bonus awards. Any shares subject to an award with a per share price less than the fair market value of our Class A Common Stock on the date of grant will be counted against the authorized share reserve as two shares for every one share subject to the award, and if returned to the 2005 Stock Plan, such shares will be counted as two shares for every one share returned.

Employee Stock Purchase Plan

In January 2005, our Board of Directors adopted and our stockholders approved our Employee Stock Purchase Plan (“ESPP”), which allows eligible employees to have up to ten percent of their eligible compensation withheld and used to purchase shares of our Class A Common Stock. The ESPP became effective on February 16, 2005, and the first purchase took place on November 15, 2005. For the first offering period, the plan provided for the purchase of shares at 95 percent of the lower of the Company’s initial public offering price of $18.00 or the closing price on the NYSE on the last day of the offering period. For subsequent offering periods, the purchase price is 95 percent of the closing price on the NYSE on the last day of the offering period. With the exception of the first offering period, offering periods generally start on the first business day on or after May 15th and November 15th of each year. A total of 1,000,000 shares of our Class A Common Stock are authorized for sale under the ESPP.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors is comprised of three directors, each of whom qualifies as “independent” under the current listing requirements of the NYSE. The current members of the Audit Committee are Peter Gotcher, Sanford Robertson and Roger Siboni. The Audit Committee acts pursuant to a written charter that was originally adopted by the Board of Directors on November 3, 2004 and amended and restated on November 14, 2006.

In performing its functions, the Audit Committee acts in an oversight capacity and relies on the work and assurances of (i) the Company’s management, which has the primary responsibility for financial statements and reports and the Company’s internal controls, and (ii) the independent registered public accounting firm, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 28, 2007 and the Company’s internal control over financial reporting. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, has discussed with the independent registered public accounting firm, KPMG LLP, the independence of that firm and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2007.

Audit Committee

Roger Siboni, Chairman
Peter Gotcher
Sanford Robertson

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE 2005 STOCK PLAN

At the Annual Meeting, our stockholders will be asked to approve an amendment to the Dolby Laboratories, Inc. 2005 Stock Plan (the “Plan”) in order to increase the maximum number of shares of our Class A Common Stock that may be issued under the Plan from 6,000,000 shares to 12,000,000 shares.

On November 6, 2007, our Compensation Committee recommended, and the full Board of Directors adopted, a number of amendments to the Plan including, subject to stockholder approval, an amendment to the Plan to increase the share reserve by 6,000,000 shares of Class A Common Stock. Our stockholders have previously authorized us to issue up to a total of 6,000,000 shares of Class A Common Stock under the Plan, subject to adjustment upon certain changes in our capital structure.

Our executive officers and directors have an interest in the amendment and restatement of the Plan because they are eligible for awards under the Plan.

Description of the Amended and Restated 2005 Stock Plan

The following description of the principal features of the amended and restated Plan is qualified in its entirety by reference to the text of the amended and restated Plan, which is attached as Appendix A to this Proxy Statement.

Purpose

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business.

Eligibility

Plan-eligible participants include employees, consultants and directors of the Company and its subsidiaries. As of October 31, 2007, we had approximately 980 employees (including two employee directors) and four non-employee directors. While consultants are eligible to participate pursuant to the terms of the Plan, the Company does not generally make equity grants to its consultants.

Administration of Plan

The Compensation Committee administers the Plan. The administrator has the power to determine the terms of the awards, including the individuals to whom awards will be made, the type of awards, the amount of the awards, the exercisability of the awards, the form of consideration, if any, payable upon exercise. Additionally, the administrator makes all other determinations necessary or advisable for the administration of the Plan, including interpreting the Plan and any award agreements under the Plan. In addition, both the Stock Plan Committee and any two or more of our CEO, our Executive Vice President, Business Affairs, our Chief Financial Officer and our General Counsel may act as Plan administrator in limited circumstances, as they have the authority to grant equity-based awards to employees and consultants who are not executive officers or directors of the Company within guidelines for the size of grants to particular levels of employees or consultants established by the Company and approved by the Board of Directors. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m), the Compensation Committee, which consists of two or more “outside directors” within the meaning of Section 162(m), approves such grants and the performance goals for any performance period. In the case of awards granted to certain executive officers that require the achievement of specified performance goals, following the completion of the performance period, the Compensation Committee will certify, to the extent required by Section 162(m), in writing whether, and to what extent, the performance goals for the performance period have been achieved.

Share Reserve

Assuming stockholders approve this proposal, a total of 12,000,000 shares of our Class A Common Stock will have been authorized for issuance under the Plan. On October 31, 2007, options to purchase 3,395,856 shares of our Class A Common Stock were outstanding under the Plan. The outstanding options had a weighted average exercise price of $25.65. On October 31, 2007, 2,404,425 shares of our Class A Common Stock remained available for future issuance under our Plan. Any shares subject to an award with a per share price less than the fair market value of our Class A Common Stock on the date of grant are counted against the authorized share reserve as two shares for every one share subject to the award, and if returned to the Plan such shares are counted as two shares for every one share returned. Shares subject to awards that expire or are cancelled or forfeited will again become available for issuance under the Plan. Awards settled in cash or by shares withheld to satisfy the purchase price of an award or tax withholding obligations will not count against the authorized share reserve.

Limitations

The Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year pursuant to options, SARs, restricted stock, restricted stock units, or performance shares is limited to 2,000,000, and the maximum which could be issued to any one individual in any fiscal year pursuant to the grant of performance units or performance bonus awards is $5,000,000. In addition, an individual may be granted options or SARs to purchase up to an additional 2,000,000 shares of Class A Common Stock in connection with his or her initial hiring by the Company.

The Compensation Committee will adjust the maximum number and type of securities that may be granted pursuant to the Plan, the limitations on annual grants to individuals or in connection with an individual’s initial hiring, as well as the number and type of securities subject to outstanding awards, the option price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares and any other conditions of outstanding awards, in the event of a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting our Class A Common Stock.

Awards

The Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, SARs, deferred stock units, performance units, performance shares and performance cash bonus awards. Set forth below is a general description of the types of awards that may be granted under the Plan. On October 31, 2007, the closing price of our Class A Common Stock on the NYSE was $41.46 per share.

Stock Options

The per share exercise price for the shares to be issued pursuant to exercise of an option shall be no less than 100% of the fair market value of our Class A Common Stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the term of all other options.

Upon termination of a participant’s service with us or with a subsidiary of ours, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months. However, an option may never be exercised later than the expiration of its term.

Stock Appreciation Rights

SARs allow the recipient to receive the appreciation in the fair market value of our Class A Common Stock between the exercise date and the date of grant. The administrator determines the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our Class A Common Stock, or a combination thereof.

Restricted Stock

Restricted stock awards are shares of our Class A Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units (RSUs) represent the right to receive shares of our Class A Common Stock after satisfying applicable vesting conditions established by the administrator. RSUs also may be settled in cash. The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the employee. The administrator may set vesting criteria based upon service with the Company, the achievement of Company-wide, business unit, or individual goals, performance goals or any other basis determined by the administrator in its discretion. Unless and until the RSUs vest, the employee will have no right to receive shares or a cash payment under such RSUs.

Deferred Stock Units

The Plan permits the grant of deferred stock units, which may consist of restricted stock, performance shares or performance unit awards that are paid out in installments or on a deferred basis, as determined in the administrator’s sole discretion and in accordance with rules and procedures established by the administrator. Deferred stock units may be settled in cash, shares of our Class A Common Stock or a combination of cash and our Class A Common Stock.

Performance-Based Compensation

Performance units, performance shares and performance cash bonuses are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. As described below, the administrator will establish organizational or individual performance goals in its discretion within the parameters of the Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units, performance shares and performance cash bonuses to be paid out to participants. Performance units will have an initial dollar value established by the administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of our Class A Common Stock on the grant date.

The Plan provides specific measures from which the administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of a share of our Class A Common Stock, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales.

Prior to the beginning of any applicable performance period or such later date as permitted under Section 162(m), the Compensation Committee will establish one or more performance goals applicable to the awards of the executive officers covered by Section 162(m). The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Compensation Committee. The degree of attainment of these performance measures will, according to criteria established by the Compensation Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Compensation Committee will certify in writing, as to the executive officers covered by Section 162(m), the extent to which the applicable performance goals have been attained and the resulting value to be paid to each such executive officer. The Compensation Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to such executive officer on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other executive officer. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Compensation Committee may provide for the payment of dividend equivalents or interest during the deferral period.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period. The Company reserves the right to grant awards that do not qualify for the Section 162(m) performance-based exception.

Outside Director Awards

The Plan also provides for the automatic grant of nonstatutory stock options, for awards granted prior to the 2008 Annual Meeting, or RSUs, for awards granted on or after the 2008 Annual Meeting, to our non-employee directors. Prior to the 2008 Annual Meeting, the Plan provided that each non-employee director appointed to the Board, except for those inside directors who cease to be inside directors but remain non-employee directors, would be automatically granted an initial option to purchase 50,000 shares. This initial option vests over three years at a rate of one-third upon each anniversary of the grant date, provided that the director continues to serve on the Board. In addition, the Plan also provided for the automatic grant of subsequent options following each annual meeting of our stockholders that occurred prior to the 2008 Annual Meeting, provided that the non-employee director had been a director for at least six months, with one-third of the shares covered by these options vesting on each of the first three anniversaries of the grant date as long as the director continues to serve on the applicable vesting date. These options will become fully vested and exercisable immediately prior to a change in control of the Company. Each subsequent option granted at the 2007 annual meeting was for 12,500 shares and each subsequent option thereafter was to be for 25,000 shares. All options granted under the automatic grant provisions have a term of ten years and an exercise price equal to the fair market value of our Class A Common Stock on the date of grant. The administrator may change the number of shares subject to the initial and subsequent options and the terms of such options, and may grant a different mix of equity awards of an equivalent value to such options as determined by our Board of Directors on the date of grant. No options will be granted automatically to non-employee directors on or after the 2008 Annual Meeting, although the Company has reserved the right to grant discretionary awards (which may include options) to non-employee directors at any time pursuant to the terms and conditions of the Plan.

Each non-employee director first appointed to the Board on or after the 2008 Annual Meeting, except for those inside directors who cease to be inside directors but remain non-employee directors, will be automatically granted a RSU reflecting 20,000 shares. This initial RSU vests over three years at a rate of one-third upon each anniversary of the grant date, provided that the director continues to serve on the Board. In addition, immediately following each annual meeting of our stockholders beginning with the 2008 Annual Meeting, each non-employee director who has been a director for at least six months will automatically be granted a RSU reflecting 10,000 shares, with one-third of the shares underlying these RSUs vesting on each of the first three anniversaries of the grant date as long as the director continues to serve on the applicable vesting date. The administrator may change the number of shares subject to the initial and subsequent RSUs and the terms of such RSUs, and may grant a different mix of equity awards of an equivalent value to such RSUs as determined by our Board of Directors on the date of grant.

Effect of a Change in Control

The Plan provides that in the event of a “change in control” of the Company, the successor corporation may assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the Plan. If there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the administrator, and the administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period. Awards made to a non-employee director will become fully vested and exercisable immediately prior to the change in control. Awards made to our employees and consultants will be subject to an accelerated vesting schedule equal to one year of additional vesting for each year of service the employee or consultant provided to us, if such employee or consultant is terminated by us or a successor to us without “cause” or if such employee or consultant resigns for “good reason,” provided that the termination or resignation occurs within the 12 months following a change in control.

Transferability

Unless otherwise permitted by the administrator, the Plan generally does not allow for the transfer of awards, and, consequently, only the recipient of an award generally may exercise an award during his or her lifetime. The Company has granted non-statutory stock options under the Plan to its executive officers and directors that permit transfers for estate planning purposes.

Termination and Amendment

The Plan will automatically terminate in November 2014, unless we terminate it sooner. In addition, the Compensation Committee has the authority to amend, suspend or terminate the Plan provided such action does not impair the rights of any participant. However, the Company intends to obtain stockholder approval with respect to any further amendments to the Plan to the extent required by applicable law.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. No taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our Class A Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Bonus, Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share, performance bonus or performance unit award. Upon the settlement and/or payment of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Stock Unit Awards. A participant generally will recognize no income upon the grant of a Deferred Stock Unit Award. Upon the settlement of such an award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our Class A Common Stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Plan Benefits

Other than target annual incentive (bonus) amounts for fiscal 2008 under the 2008 Executive Dolby Annual Incentive Plan, the benefits and amounts that may be received by each of the Named Executive Officers, the executive officers as a group and all other employees under the Plan cannot be determined at this time because the administrator has full discretion to determine the number, type and value of awards under the Plan. Actual amounts received under the 2008 Executive Dolby Annual Incentive Plan will depend on who participates in the Plan, actual performance measured against the attainment of pre-established performance goals and the Compensation Committee’s discretion to reduce such amounts. Each non-employee director who has been a director for at least six months will automatically be granted a RSU reflecting 10,000 shares immediately following each annual meeting of our stockholders beginning with the 2008 Annual Meeting. See “Compensation of Directors” for a description of director compensation under the Plan. The following table sets forth the following persons or groups for whom a target bonus or RSU grant amount can be determined at this time:

Name and Position	Target Bonus Amount	Number of Restricted Stock Units
Bill Jasper	$552,500	Not yet determined
Kevin Yeaman	$234,000	Not yet determined
Mark Anderson	$217,750	Not yet determined
Marty Jaffe	$250,900	Not yet determined
Tim Partridge	$204,750	Not yet determined
David Watts	£103,400	Not yet determined
All current executive officers of the Company as a group (1)	$1,875,472	Not yet determined
All current directors who are not executive officers as a group	0	40,000
All employees and consultants of the Company (excluding executive officers) as a group	not yet determined	not yet determined

(1)	Amounts derived from U.K. pounds are based on an exchange rate of $2.0389 per U.K. pound at September 28, 2007.

The following table sets forth the following persons or groups who received options to purchase shares of our Class A Common Stock under the Plan in fiscal 2007:

Name and Position	Grant Date Fair Value ($)(1)	Number of Units
Bill Jasper	1,720,913	125,000
Kevin Yeaman	826,038	60,000
Mark Anderson	688,365	50,000
Marty Jaffe	757,202	55,000
Tim Partridge	757,202	55,000
David Watts	344,183	25,000
All current executive officers of the Company as a group	6,641,051	425,000
All current directors who are not executive officers as a group	1,251,339	87,500
All employees and consultants of the Company (excluding executive officers) as a group	22,565,050	1,660,413

(1)	For more information about the determination of the grant date fair value, see footnote 3 to the table under “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2007”.

We did not grant any options under the Plan in fiscal 2007 to any associates of our current directors, executive officers or nominees for director. Other than Mr. Jasper, no single person received five percent of the options granted under the Plan in fiscal 2007.

Proposal 2 requires the affirmative “FOR” vote of a majority of the voting power of the shares present and voting at the Annual Meeting in person or by proxy. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the Company’s 2005 Stock Plan to increase the number of authorized shares of Class A Common Stock issuable thereunder by 6,000,000 shares.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 26, 2008. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed or expected to be billed by KPMG LLP for audit and other services rendered.

	Fiscal Years Ended
	2007	2006
Audit Fees (1)	$2,750,216	$3,508,797
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	$297,539	339,809

	$3,047,755	$3,848,606

(1)	Audit fees consist of fees incurred or expected to be incurred for professional services rendered for the audit of our annual consolidated financial statements, the audit of management’s assessment of our internal control over financial reporting, the audit of the effectiveness of our internal control over financial reporting, review of our quarterly consolidated financial statements and foreign statutory audits, the May 2007 secondary offering of shares by our principal stockholder, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”. In fiscal 2006 and fiscal 2007, no Audit-related fees were billed.
(3)	The Company generally does not engage KPMG LLP for tax services.
(4)	All other fees consist of fees billed in connection with audits of our licensees in fiscal 2006 and fiscal 2007.

The Audit Committee considered whether the provision of services other than audit services is compatible with maintaining KPMG LLP’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee also has delegated authority to the chairman of the Audit Committee to approve (i) non-audit related services to be provided by the Company’s principal registered public accounting firm, and (ii) statutory audit services to be provided by the Company’s principal registered public accounting firm or other auditors.

All services and fees provided to the Company by KPMG LLP in fiscal 2007 were pre-approved by the Audit Committee.

Required Vote

Ratification requires the affirmative vote of a majority of the voting power of the shares present and voting at the Annual Meeting in person or by proxy. Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” ratification of KPMG LLP as the Company’s independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than 10% of the Company’s Class A Common Stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended September 28, 2007 all Reporting Persons complied with all applicable reporting requirements, except that, due to a clerical error, Kevin Yeaman was four days late in reporting a sale on Form 4.

ANNUAL REPORT

The Company will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of Common Stock at the close of business on December 12, 2007, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and the financial statement schedules. The written request should be sent to: Investor Relations Department, Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by using the internet or telephone, or signing and mailing the enclosed proxy promptly.

By order of the Board of Directors.

Bill Jasper
President and Chief Executive Officer

December 21, 2007

Appendix A

Adopted Effective February 16, 2005

Amended and Restated February 14, 2006

Amended and Restated June 6, 2006

Amended and Restated February 6, 2007

Amended and Restated November 6, 2007

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, Performance Units, Performance Bonus Awards and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation programs under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Units, Performance Bonus Awards or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Awarded Stock” means the Common Stock subject to an Award.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of a Participant, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Participant and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Participant’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Participant’s service pursuant to (i) or (ii) above, the Company or Related Entity shall provide the Participant with notice of the Company’s or Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Participant to cure such defects in his or her service to the Company’s or Related Entity’s satisfaction. During this 30 day (or longer) period, no Award issued to the Participant under the Plan may be exercised or purchased.

(h) “Change in Control” means the occurrence of any of the following events:

(i) For any Awards granted prior to November 6, 2007, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) For any Awards granted on or after November 6, 2007, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or

(iii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iv) For any Awards granted prior to November 6, 2007, a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(v) For any Awards granted on or after November 6, 2007, a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(vi) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j) “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k) “Common Stock” means the Class A Common Stock of the Company, or in the case of certain Stock Appreciation Rights or Performance Units, the cash equivalent thereof.

(l) “Company” means Dolby Laboratories, Inc., a Delaware corporation, or any successor thereto.

(m) “Consultant” means any person, including an advisor, engaged by the Company or a Related Entity to render services to such entity.

(n) “Deferred Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Sections 4 and 13 of the Plan.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(r) “Employee” means any person, including Officers and Directors, employed by the Company or a Related Entity. Neither service as a Director nor payment of a director’s fee by the Company or Related Entity will be sufficient to constitute “employment” by the Company or Related Entity.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(u) “Good Reason” means the occurrence following a Change in Control of any of the following events or conditions unless consented to by the Participant:

(i) For any Awards granted prior to November 6, 2007, a reduction in the Participant’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Change in Control or at any time thereafter; or

(ii) For any Awards granted on or after November 6, 2007, a material reduction in the Participant’s base salary to a level below that in effect immediately preceding the consummation of a Change in Control or at any time thereafter; or

(iii) Requiring the Participant to be based at any place outside a 50-mile radius from the Participant’s job location or residence prior to the Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Change in Control.

(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Inside Director” means a Director who is an Employee.

(x) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means a stock option granted pursuant to the Plan.

(aa) “Outside Director” means a Director who is not an Employee.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc) “Participant” means the holder of an outstanding Award.

(dd) “Performance-Based Award” means any Award that are subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code.

(ee) “Performance Bonus Award” means a cash award set forth in Section 11.

(ff) “Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

(gg) “Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(hh) “Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(ii) “Period of Restriction” means the period during which Restricted Stock Units and/or the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of Performance Goals, and/or the occurrence of other events as determined by the Administrator.

(jj) “Plan” means this 2005 Stock Plan.

(kk) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

(ll) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(mm) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under the Plan or issued pursuant to the early exercise of an Option.

(nn) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(oo) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(pp) “Section 16(b)” means Section 16(b) of the Exchange Act.

(qq) “Service Provider” means an Employee, Director or Consultant.

(rr) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(ss) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

(tt) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(uu) “Unvested Awards” shall mean any Award that (i) was granted to an individual in connection with such individual’s position as a Service Provider and (ii) is still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 12,000,000. Any Shares subject to Awards with a per Share price equal to or greater than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Except as provided in the previous sentence, any Shares or units subject to Awards with a per Share or unit price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as 2.0 Shares for every one Share subject thereto and shall be counted as 2.0 Shares for every one Share returned to or deemed not issued from the Plan pursuant to this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award or pays the applicable withholding taxes related to the Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan.

(b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(viii) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(ix) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, settlement or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant, in compliance with all Applicable Laws, including specifically Section 409A of the Code, to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xii) to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xiii) to determine whether Awards will be adjusted for Dividend Equivalents;

(xiv) to establish a program, in compliance with all Applicable Laws, including specifically Section 409A of the Code, whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Bonus Awards, Performance Shares and Deferred Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and a Related Entity) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or a Related Entity to terminate such relationship at any time, with or without cause.

(c) Section 162(m) Limitations. The following limitations shall apply to Awards under the Plan:

(i) No Service Provider shall be granted, in any fiscal year of the Company, (A) Options or SARs to purchase more than 2,000,000 Shares, (B) Restricted Stock or Restricted Stock Units covering more than 2,000,000 Shares, (C) Performance Shares covering more than 2,000,000 Shares or (D) Performance Units or Performance Bonus Awards that could result in such Service Provider receiving more than $5,000,000.

(ii) In connection with his or her initial service, a Service Provider may be granted Options or SARS to purchase up to an additional 2,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17(a).

(iv) If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 17(c)), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

7. Stock Options.

(a) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Related Entity, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than 100% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Related Entity, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Participant;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 17 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8. Restricted Stock and Restricted Stock Units.

(a) Restricted Stock.

(i) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(ii) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(iii) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(iv) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, including granting such an Award of Restricted Stock subject to the requirements of Section 12.

(v) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(vi) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(vii) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(viii) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(b) Restricted Stock Units.

(i) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units in such amounts as the Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(ii) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon service with the Company, the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), Performance Goals or any other basis determined by the Administrator in its discretion.

(iii) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(iv) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(v) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(e)(ii), 7(e)(iii) and 7(e)(iv) also will apply to SARs.

(g) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Performance Bonus Awards. Any Service Provider selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Service Provider who would be considered a “covered employee” within the meaning of Section 162(m) of the Code (hereinafter a “Covered Employee”) will be based upon objectively determinable bonus formulas established in accordance with Section 12.

12. Terms and Conditions of Any Performance-Based Award.

(a) Purpose. The purpose of this Section 12 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to the Plan as qualified performance-based compensation under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

(b) Applicability. This Section 12 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) of the Code will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) of the Code for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

(c) Procedures with Respect to Performance Based Awards. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts or methods of computation of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts or methods of computation of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d) Payment of Performance Based Awards. Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Related Entity on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13. Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units may be settled, in the discretion of the Administrator, in cash, Shares or a combination thereof.

14. Outside Director Awards. Except as provided in Sections 14(a)(vi) and 14(b)(v), grants of Awards to Outside Directors pursuant to this Section 14 will be automatic and will be made in accordance with the following provisions:

(a) Awards Granted Prior to Company’s 2008 Stockholder Meeting.

(i) Type of Award. The Company shall grant Options to Outside Directors automatically pursuant to this Section 14 for all Awards prior to the Company’s 2008 annual stockholder meeting. No Options will be granted automatically to Outside Directors pursuant to this Section 14 for any period after the Company’s 2008 annual stockholder meeting, although the Company has reserved the right to grant discretionary Awards (which may include Options) to Outside Directors at any time pursuant to the terms and conditions of this Plan. All Options granted pursuant to this Section 14 will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other terms and conditions of the Plan.

(ii) First Option. Each person who first becomes an Outside Director on or after the Registration Date automatically will be granted an Option to purchase 50,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive a First Option.

(iii) Subsequent Option. Each Outside Director automatically will be granted an Option on the date of each annual meeting of the stockholders of the Company beginning as of the first annual meeting of stockholders after the end of the Company’s 2005 fiscal year (a “Subsequent Option”), provided he or she is then an Outside Director, and if as of each such date, he or she will have served on the Board for at least the preceding six (6) months. Each Subsequent Option granted on February 6, 2007 shall be for 12,500 Shares, and each Subsequent Option thereafter shall be for 25,000 Shares.

(iv) Terms. Except as provided in Section 14(a)(vi), the terms of each Option granted pursuant to this Section 14 will be as follows:

(1) The term of the Option will be ten (10) years.

(2) The exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant of the Option. In the event that the date of grant of the Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

(3) Subject to Section 17 of the Plan, the First Option will vest and become exercisable as to 1/3 of the Shares subject to the First Option on the first anniversary of its date of grant, and as to 1/3 of the Shares subject to the First Option each full anniversary thereafter, provided that the Participant continues to serve as a Director on such dates;

(4) Subject to Section 17 of the Plan, the Subsequent Option will vest and become exercisable as to 1/3 of the Shares subject to the Subsequent Option on the first anniversary of its date of grant, and as to 1/3 of the Shares subject to the Subsequent Option each full anniversary thereafter, provided that the Participant continues to serve as a Director on such dates.

(v) Exercise of Options. An Option granted pursuant to this Section 14 will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(e)(ii), 7(e)(iii) and 7(e)(iv) also will apply to such Option. To the extent that the Participant was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(vi) Amendment. Notwithstanding the foregoing, the Administrator in its discretion may change the number of Shares subject to the First Options and Subsequent Options, may change the terms of such Options and may grant substitute Awards having an equivalent value to such Options as determined by the Board on the date of grant.

(b) Awards Granted on or after Company’s 2008 Stockholder Meeting.

(i) Type of Award. The Company shall grant Restricted Stock Units to Outside Directors automatically pursuant to this Section 14 for all Awards on or after the Company’s 2008 annual stockholder meeting. All Restricted Stock Units granted pursuant to this Section 14 will be subject to the other terms and conditions of the Plan.

(ii) First Restricted Stock Unit Grant. Each person who first becomes an Outside Director on or after the Company’s 2008 annual stockholder meeting will be automatically granted a Restricted Stock Unit reflecting 20,000 Shares (the “First Restricted Stock Unit”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive a First Restricted Stock Unit.

(iii) Subsequent Restricted Stock Unit Grant. Each Outside Director automatically will be granted a Restricted Stock Unit on the date of each annual meeting of the stockholders of the Company beginning as of the 2008 annual meeting of stockholders (a “Subsequent Restricted Stock Unit”), provided he or she is then an Outside Director, and if as of each such date, he or she will have served on the Board for at least the preceding six (6) months. Each Subsequent Restricted Stock Unit shall reflect 10,000 Shares.

(iv) Terms. Except as provided in Section 14(b)(v), the terms of each Restricted Stock Unit granted pursuant to this Section 14 will be as follows:

(1) Subject to Section 17 of the Plan, the First Restricted Stock Unit will vest and be settled pursuant to the issuance of Shares as to 1/3 of the Shares subject to the First Restricted Stock Unit on the first anniversary of its date of grant, and as to 1/3 of the Shares subject to the First Restricted Stock Unit on each full anniversary thereafter, provided that the Participant continues to serve as a Director on such dates;

(2) Subject to Section 17 of the Plan, the Subsequent Restricted Stock Unit will vest and be settled pursuant to the issuance of Shares as to 1/3 of the Shares subject to the Subsequent Restricted Stock Unit on the first anniversary of its date of grant, and as to 1/3 of the Shares subject to the Subsequent Restricted Stock Unit each full anniversary thereafter, provided that the Participant continues to serve as a Director on such dates.

(v) Amendment. Notwithstanding the foregoing, the Administrator in its discretion may change the number of Shares subject to the First Restricted Stock Unit and Subsequent Restricted Stock Units, may change the terms of such Restricted Stock Units and may grant substitute Awards having an equivalent value to such Restricted Stock Units as determined by the Board on the date of grant.

15. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and a Related Entity. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

16. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

17. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse in full, and that any Award’s vesting schedule shall accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.

(i) Stock Options and SARS. In the event of a merger or Change in Control, an outstanding Option or SAR may be (i) assumed or substituted with an equivalent option or SAR of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation does not assume, substitute or replace a Participant’s Option or SAR, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Option or SAR that is not assumed, substituted or replaced as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed, substituted or replaced in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Options and SARs granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. With respect to Options and SARs granted to an Employee, the Employee, upon a termination of the Employee by the Company or a Related Entity without Cause or a resignation of the Employee with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

(ii) Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Performance Bonus Awards and Deferred Stock Units. In the event of a merger or Change in Control, an outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award may be (i) assumed or substituted with an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume, substitute or replace a Participant’s Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock,

Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award and Deferred Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Awards granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Awards, including Shares as to which it would not otherwise be vested. With respect to Awards granted to an Employee, the Employee, upon a termination of the Employee by the Company or a Related Entity without Cause or a resignation of the Employee with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 24 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Other than pursuant to Section 17, the Company also will obtain stockholder approval before implementing a program to reduce the exercise price of outstanding Options and/or SARs through a repricing or Award exchange.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

23. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

24. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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DESIGNATION (IF ANY)			000000000.000000 ext	000000000.000000 ext
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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February 5, 2008.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒			• Follow the instructions provided by the recorded message.

ê IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ê

A	Proposals — The Board of Directors recommends a vote FOR the election of the nominees listed in item 1 and FOR the proposals listed in items 2 and 3.
+

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Ray Dolby	☐	☐	02 - Bill Jasper	☐	☐	03 - Peter Gotcher	☐	☐

04 - Ted Hall	☐	☐	05 - Sanford Robertson	☐	☐	06 - Roger Siboni	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. To amend and restate the Company’s 2005 Stock Plan to increase the number of authorized shares of Class A Common Stock issuable thereunder by 6,000,000 shares.	☐	☐	☐	3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 26, 2008.	☐	☐	☐

4. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

B	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1— Please keep signature within the box.	Signature 2— Please keep signature within the box.

ê IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ê

For Annual Meeting - February 5, 2008

Bill Jasper and Mark Anderson, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Dolby Laboratories, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m., Pacific Standard Time, at the executive offices of Dolby Laboratories, Inc. located at 100 Potrero Avenue, San Francisco, CA 94103-4813, or any postponement, adjournment or continuation thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of the nominees listed in item 1 and FOR the proposals listed in items 2 and 3, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting.